As filed with the Securities and Exchange Commission on September 8, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-09079
                                                     ---------

                         Morgan Keegan Select Fund, Inc.
                         -------------------------------
               (Exact name of registrant as specified in charter)
                               Morgan Keegan Tower
                            Fifty North Front Street
                            Memphis, Tennessee 38103
                            ------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (901) 524-4100
                                                           --------------

                              Allen B. Morgan, Jr.
                               Morgan Keegan Tower
                            Fifty North Front Street
                            Memphis, Tennessee 38103
                            ------------------------
                     (Name and address of agent for service)

                                 with copies to:

                              Arthur J. Brown, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Ave., N.W.
                           Washington, D.C. 20036-1800

                     Date of fiscal year end: June 30, 2005
                                             --------------
                     Date of reporting period: June 30, 2005
                                              --------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") (17 CFR 270.30e-1):

                                                                   ANNUAL REPORT
--------------------------------------------------------------------------------
                                                                   June 30, 2005


                                    MORGAN KEEGAN
                                    SELECT FUND, INC.

                                        REGIONS MORGAN KEEGAN
                                        SELECT LEADER SHORT TERM
                                        BOND FUND
                                        A BOND FUND FOR INVESTORS WHO SEEK A
                                        HIGH LEVEL OF CURRENT INCOME CONSISTENT
                                        WITH THE PRESERVATION OF CAPITAL.

                                        REGIONS MORGAN KEEGAN
                                        SELECT INTERMEDIATE BOND FUND
                                        A BOND FUND FOR INVESTORS WHO SEEK TO
                                        EARN A HIGH LEVEL OF INCOME PRIMARILY
                                        FROM INTERMEDIATE MATURITY, INVESTMENT
                                        GRADE BONDS.

                                        REGIONS MORGAN KEEGAN
                                        SELECT HIGH INCOME FUND
                                        A BOND FUND FOR INVESTORS WHO CAN
                                        ACCEPT HIGHER RISK AND SEEK TO EARN
                                        A HIGH LEVEL OF INCOME PRIMARILY FROM
                                        BELOW INVESTMENT GRADE BONDS.



                                                   [GRAPHIC OMITTED]
                                                      SELECT FUNDS
                                                 REGIONS MORGAN KEEGAN

                                TABLE OF CONTENTS


Letter to Shareholders.................................................       1

About Shareholder and Fund Expenses....................................       2

Regions Morgan Keegan Select LEADER Short Term Bond Fund...............       4

    Portfolio of Investments...........................................       9

Regions Morgan Keegan Select Intermediate Bond Fund....................      13

    Portfolio of Investments...........................................      19

Regions Morgan Keegan Select High Income Fund..........................      26

    Portfolio of Investments...........................................      32

Statements of Assets and Liabilities...................................      42

Statements of Operations...............................................      43

Statements of Changes in Net Assets....................................      44

Financial Highlights...................................................      46

Notes to the Financial Statements......................................      52

Report of Independent Registered Public Accounting Firm................      66

Board of Directors and Officers........................................      67

Supplemental Information...............................................      72

Regions Morgan Keegan Fund Complex.....................................      79

AN INVESTOR SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING MONEY. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE INVESTMENT COMPANY CAN BE FOUND IN THE FUNDS' PROSPECTUS. TO OBTAIN A PROSPECTUS, CALL 800-546-2188. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
    NOT FDIC INSURED           MAY LOSE VALUE                 NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

We are pleased to present the enclosed annual report for Regions Morgan Keegan Select LEADER Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (each a "Fund" and collectively the "Funds"). In this report, you will find information on each Fund's investment objective and strategy and learn how your investment in the Funds performed during the fiscal year ended June 30, 2005. The portfolio managers will also provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the Funds' financial statements and the Funds' portfolio of investments as of June 30, 2005. Regions Morgan Keegan Select LEADER Short Term Bond Fund changed its fiscal year end to June 30; consequently, the financial statements for the Fund included in this report reflect the transition period from September 1, 2004 through June 30, 2005. Going forward, all three Funds will report on a June 30 fiscal year end.

As always,  we appreciate  your  continued  support of the Regions Morgan Keegan
Select family of Funds. It is important to stay focused on your long-term investment strategy. Your financial adviser can help you evaluate your portfolio's performance to ensure that your diversified mix of investments is designed to help generate the long-term performance your goals demand. We remain committed to helping you pursue your financial goals through investments in our mutual fund family. You have our commitment to bring you the highest level of disciplined decision making and personal service to meet your financial needs. If you have any questions about the Funds, please call us at 800-546-2188.

Sincerely,

/s/ Carter E. Anthony, CFA
---------------------------
Carter E. Anthony, CFA
President and Chief Investment Officer
Morgan Asset Management, Inc.

                       ABOUT SHAREHOLDER AND FUND EXPENSES

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of expenses on their investments. As a shareholder of a fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other fund expenses. Operating expenses, which are deducted from a fund's gross income, reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six month period beginning January 1, 2005 and ending June 30, 2005.

The following table illustrates your Fund's costs in two ways:

BASED ON ACTUAL FUND RETURN. This section helps you estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled "Expenses Paid During Period."

BASED ON HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Fund's cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on the 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

                       ABOUT SHAREHOLDER AND FUND EXPENSES

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transaction costs which may be incurred by some of the Fund's classes. These costs may include, but are not limited to, sales charges (loads), redemption fees and exchange fees.

You can find more information about the Fund's expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on the operating expenses and other shareholder costs, please refer to the Funds' prospectus.


-------------------------------------------------------------------------------------------------------------------------------
                                                  ANNUALIZED         BEGINNING                ENDING               EXPENSES
                                                    EXPENSE        ACCOUNT VALUE           ACCOUNT VALUE          PAID DURING
                                                     RATIO         ANUARY 1, 2005          JUNE 30, 2005            PERIOD*
-------------------------------------------------------------------------------------------------------------------------------
LEADER SHORT TERM BOND FUND

ACTUAL
    Class A Shares.............................         1.08%    $           1,000      $     1,009.90       $           5.38
    Class I Shares.............................         0.82%                1,000            1,011.20                   4.09
HYPOTHETICAL
(ASSUMING A 5% RETURN BEFORE EXPENSES)
    Class A Shares.............................         1.08%    $           1,000      $     1,019.44       $           5.41
    Class I Shares.............................         0.82%                1,000            1,020.73                   4.11
-------------------------------------------------------------------------------------------------------------------------------

INTERMEDIATE BOND FUND
ACTUAL
    Class A Shares.............................         0.79%    $           1,000      $     1,020.90       $           3.96
    Class C Shares.............................         1.14%                1,000            1,019.20                   5.71
    Class I Shares.............................         0.54%                1,000            1,022.20                   2.71
HYPOTHETICAL
(ASSUMING A 5% RETURN BEFORE EXPENSES)
    Class A Shares.............................         0.79%    $           1,000      $     1,020.88       $           3.96
    Class C Shares.............................         1.14%                1,000            1,019.14                   5.71
    Class I Shares.............................         0.54%                1,000            1,022.12                   2.71
-------------------------------------------------------------------------------------------------------------------------------

HIGH INCOME FUND
ACTUAL
    Class A Shares.............................         1.09%    $           1,000      $     1,033.00       $           5.49
    Class C Shares.............................         1.59%                1,000            1,029.40                   8.00
    Class I Shares.............................         0.84%                1,000            1,033.20                   4.23
HYPOTHETICAL
(ASSUMING A 5% RETURN BEFORE EXPENSES)
    Class A Shares.............................         1.09%    $           1,000      $     1,019.39       $           5.46
    Class C Shares.............................         1.59%                1,000            1,016.91                   7.95
    Class I Shares.............................         0.84%                1,000            1,020.63                   4.21
-------------------------------------------------------------------------------------------------------------------------------
* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD,  MULTIPLIED BY
181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                          REGIONS MORGAN KEEGAN SELECT
                           LEADER SHORT TERM BOND FUND

OBJECTIVE & STRATEGY
                    -------------------------------


The Regions Morgan Keegan Select LEADER Short Term Bond Fund seeks a high level of current income consistent with preservation of capital. The Fund invests in U.S. corporate and government issues, and mortgage-backed and other asset-backed securities. The Fund invests primarily in investment-grade bonds rated BBB or better. The average effective maturity of the Fund will generally be 3 years or less.

INVESTMENT RISKS: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk.

MANAGEMENT DISCUSSION & ANALYSIS
                                -----------------------------------------------


For the twelve-month period ended June 30, 2005, the Regions Morgan Keegan Select LEADER Short Term Bond Fund's Class A Shares had a total return of 2.51%, based on net asset value. The Fund's returns surpassed the Lehman Brothers 1-3 Year U. S. Government/Credit Index's(1) twelve-month period total return of 2.23%. For Class A Shares, the Fund paid $0.37 in distributions per share during the twelve-month period ended June 30, 2005.

We attribute the Fund's relative outperformance to the strong returns produced by the Fund's asset-backed issues and certain investments in corporate debt. Since credit spreads have persistently narrowed in the short-term investment grade universe, the Fund's relative outperformance came from a higher allocation to credit sensitive sectors including corporate bonds, mortgage-backed and asset-backed securities. A corresponding underweight allocation of government and agency securities also aided performance as they provided the lowest yields and are very interest rate sensitive.

Over the past year, the Federal Reserve increased the Fed Funds rate from a low of 1% as of June 2004 to 3.25% as of June 2005. These increases directly benefit the income production capacity of the Fund. Since the Fund generally maintains an average effective maturity of 3 years or less, and since we strive to maintain a fully invested portfolio, we are constantly reinvesting the cash proceeds from pay-downs and maturing bonds into securities with higher interest rates. The short maturities combined with an allocation to floating rate securities, which account for 25.1% of the Fund's portfolio, should provide net asset value stability and should also provide improved income production as short-term rates continue to increase.

                          REGIONS MORGAN KEEGAN SELECT
                           LEADER SHORT TERM BOND FUND

We believe that income generation and strategic asset allocation rather than capital appreciation will be the keys to strong relative performance over the next few quarters. Although we expect continued increases in short-term rates, we feel that it is also prudent to be prepared for persistently low overall interest rates.

/s/ James C. Kelsoe, Jr., CFA          /s/ David H. Tannehill, CFA
-------------------------------        -----------------------------
James C. Kelsoe, Jr., CFA              David H. Tannehill, CFA
Senior Portfolio Manager               Portfolio Manager
Morgan Asset Management, Inc.          Morgan Asset Management, Inc.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THE FUND.

INDEX DESCRIPTION
                 ---------------------------------------------------------------


1 THE LEHMAN BROTHERS 1-3 YEAR U. S. GOVERNMENT/CREDIT INDEX IS AN INDEX COMPOSED OF ALL BONDS OF INVESTMENT GRADE WITH A MATURITY BETWEEN ONE AND THREE YEARS. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                          REGIONS MORGAN KEEGAN SELECT
                           LEADER SHORT TERM BOND FUND

PORTFOLIO STATISTICS+
                      ----------------------------------------------------------
AS OF JUNE 30, 2005

--------------------------------------------------------------------------------
Average Credit Quality ..................................                      A
Current Yield ...........................................                  3.94%
Yield to Maturity .......................................                  4.96%
Duration ................................................             1.64 Years
Average Effective Maturity ..............................             2.20 Years
Total Number of Holdings ................................                     70

+  THE FUND'S COMPOSITION IS SUBJECT TO CHANGE.

CREDIT QUALITY+
               -----------------------------------------------------------------
AS OF JUNE 30, 2005


                 % OF TOTAL INVESTMENTS                   % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------

AAA........................    31.8%      BBB+.......................       8.8%
AA.........................     6.9%      BBB                              10.0%
A+.........................     5.3%      BBB-.......................       6.2%
A..........................    12.0%      BB+ or Lower...............      12.1%
A-  .......................     4.6%      Not Rated..................       2.3%
                                                                      ----------
                                          Total......................     100.0%

+  THE FUND'S COMPOSITION IS SUBJECT TO CHANGE.

ASSET ALLOCATION+
                 ---------------------------------------------------------------
AS OF JUNE 30, 2005


                                                          % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------

Corporate Bonds.....................................................       42.5%
Commercial Mortgage-Backed Securities...............................       23.8%
Residential Mortgage-Backed Securities..............................       21.5%
Asset-Backed Securities.............................................        7.8%
Short-Term Investments..............................................        3.7%
Government & Agency Bonds...........................................        0.7%

+  THE FUND'S COMPOSITION IS SUBJECT TO CHANGE.

                          REGIONS MORGAN KEEGAN SELECT
                           LEADER SHORT TERM BOND FUND

GROWTH OF A $10,000 INVESTMENT
                              --------------------------------------------------
CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in the Regions Morgan Keegan Select LEADER Short Term Bond Fund--Class A Shares from January 5, 2001* to June 30, 2005 compared to the Lehman Brothers 1-3 Year U. S. Government/Credit Index(1) and the Lipper Short Investment Grade Debt Funds Average.(1)

[GRAPHIC OMITTED][GRAPHIC OMITTED]



* PERFORMANCE IS LINKED TO THE CLASS I SHARES PRIOR TO MARCH 8, 2001 WHEN THE CLASS A SHARES COMMENCED INVESTMENT OPERATIONS.

GROWTH OF A $10,000 INVESTMENT

CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in the Regions Morgan Keegan Select LEADER Short Term Bond Fund--Class I Shares from January 5, 2001 (commencement of investment operations) to June 30, 2005 compared to the Lehman Brothers 1-3 Year U. S. Government/Credit Index(1) and the Lipper Short Investment Grade Debt Funds Average.(1)

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          REGIONS MORGAN KEEGAN SELECT
                           LEADER SHORT TERM BOND FUND

PERFORMANCE INFORMATION
                       ---------------------------------------------------------

                                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                                                                  COMMENCEMENT
                                                                     TEN               1          OF INVESTMENT
AS OF JUNE 30, 2005                                                MONTHS*           YEAR         OPERATIONS(2)
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES**                                                     -0.34%          1.02%              3.44%
  (EXCLUDING SALES LOAD)                                              1.21%          2.51%              3.78%
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                                                        1.35%          2.80%              4.04%
-------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS 1-3 YEAR U. S. GOVERNMENT/CREDIT INDEX                1.10%          2.23%              4.23%
-------------------------------------------------------------------------------------------------------------
    *   AGGREGATE FOR THE PERIOD OF SEPTEMBER 1, 2004 THROUGH JUNE 30, 2005.
  **    REFLECTS THE MAXIMUM SALES LOAD OF 1.50%.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR THE MOST RECENT PERFORMANCE, CALL 800-564-2188. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. RETURNS SHOWN IN THE CHART AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U. S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

1 THE LEHMAN BROTHERS 1-3 YEAR U. S. GOVERNMENT/CREDIT INDEX IS AN INDEX COMPOSED OF ALL BONDS OF INVESTMENT GRADE WITH A MATURITY BETWEEN ONE AND THREE YEARS. THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE IS AN INDEX OF FUNDS THAT THE ADVISER BELIEVES HAVE SIMILAR INVESTMENT OBJECTIVES TO THE FUND. TOTAL RETURNS FOR THE INDEXES SHOWN ARE NOT ADJUSTED TO REFLECT SALES CHARGES, EXPENSES OR OTHER FEES THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES TO BE REFLECTED IN THE FUND'S PERFORMANCE. THE INDEXES ARE UNMANAGED, AND UNLIKE THE FUND, ARE NOT AFFECTED BY CASH FLOWS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

2 THE FUND'S CLASS A SHARES AND CLASS I SHARES COMMENCED INVESTMENT OPERATIONS ON MARCH 8, 2001 AND JANUARY 5, 2001, RESPECTIVELY. HOWEVER, THE CLASS A SHARES PERFORMANCE IS LINKED TO THE CLASS I SHARES PRIOR TO MARCH 8, 2001.

                          REGIONS MORGAN KEEGAN SELECT
                           LEADER SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS
                        --------------------------------------------------------
JUNE 30, 2005


 PRINCIPAL                     SECURITY DESCRIPTION                                                      MARKET
  AMOUNT                                                                                                VALUE (B)
------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES-INVESTMENT GRADE-13.8% OF NET ASSETS
                 COLLATERALIZED DEBT OBLIGATION-3.4%
$  1,884,177     Diversified Asset Securitization 1A A1, 7.873% 9/15/35...........................   $   1,940,685
     500,000     Static Repackaging Trust 2005-1A D, 6.814% 3/27/40 (a)(c)*.......................         500,000
                                                                                                     -------------
                                                                                                         2,440,685
                                                                                                     -------------
                 COMMERCIAL LOANS-1.0%
     756,057     ACLC Business Trust 1999-1 A2, 6.94% 8/15/20 (a).................................         752,543
                                                                                                     -------------
                 FRANCHISE LOANS-7.4%
   1,864,923     Atherton Franchise Loan 1999-A A2, 7.23% 4/15/12 (a).............................       1,907,857
   2,065,894     Atherton Franchise Loan 1998-A A2, 6.72% 5/15/20 (a).............................       2,074,001
   1,312,877     Peachtree Franchise 1999-A A1, 6.68% 1/15/21 (a).................................       1,317,995
                                                                                                     -------------
                                                                                                         5,299,853
                                                                                                     -------------
                 HOME EQUITY LOANS (NON-HIGH LOAN-TO-VALUE)-2.0%
     198,301     Empire Funding Home Loan 1999-1 M2, 9.00% 5/25/30................................         204,419
   1,000,000     Master Asset Backed Securities 2004-HE1 M11, 6.814% 9/25/34 (c)*.................         950,000
     263,947     Novastar NIM Trust 2004-N2 NOTE, 4.46% 6/26/34 (a)...............................         262,593
                                                                                                     -------------
                                                                                                         1,417,012
                                                                                                     -------------
                 OTAL ASSET BACKED SECURITIES-INVESTMENT GRADE
                 COST $11,307,592)                                                                       9,910,093
                                                                                                     -------------
ASSET BACKED SECURITIES-NON-INVESTMENT GRADE-2.2% OF NET ASSETS
                 CREDIT CARDS-0.7%
     457,235     First Consumers 2001-A A, 3.53% 9/15/08*.........................................         454,354
                                                                                                     -------------
                 HOME EQUITY LOANS (NON-HIGH LOAN-TO-VALUE)-0.6%
     461,743     Long Beach Mortgage 2001-2 M2, 4.264% 7/25/31*...................................         440,371
                                                                                                     -------------
                 MANUFACTURED HOUSING LOANS-0.9%
     787,216     Oakwood Mortgage 2001-B A2, 3.595% 3/15/18 (a)*..................................         661,219
                                                                                                     -------------
                     TOTAL ASSET BACKED SECURITIES-NON-INVESTMENT GRADE
                     (COST $1,611,600)                                                                   1,555,944
                                                                                                     -------------
CORPORATE BONDS-INVESTMENT GRADE-33.2% OF NET ASSETS
                 AGRICULTURE-1.5%
   1,000,000     Cargill, 6.15% Bond 2/25/08 (a)..................................................       1,050,046
                                                                                                     -------------
                 AIRLINES-0.3%
     238,740     Southwest Airlines, 5.10% Bond 5/1/06............................................         239,878
                                                                                                     -------------
                 AUTOMOTIVES-4.3%
   1,000,000     Daimler-Chrysler, 6.40% Bond 5/15/06.............................................       1,019,527
   1,000,000     Daimler-Chrysler, 7.375% Bond 9/15/06............................................       1,035,909
   1,000,000     General American Transportation, 6.75% Bond 3/1/06...............................       1,012,111
                                                                                                     -------------
                                                                                                         3,067,547

                          REGIONS MORGAN KEEGAN SELECT
                           LEADER SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS
                        -------------------------------------------------------
JUNE 30, 2005


 PRINCIPAL                     SECURITY DESCRIPTION                                                      MARKET
  AMOUNT                                                                                                VALUE (B)
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS-INVESTMENT GRADE (CONTINUED)
                 CRUISE LINES-0.7%
$    500,000     Carnival, 3.75% Bond 11/15/07....................................................   $     495,062
                                                                                                     -------------
                 DIVERSIFIED OPERATIONS-2.0%
   1,400,000     Cendant, 6.875% Bond 8/15/06.....................................................       1,439,295
                                                                                                     -------------
                 ENERGY-2.8%
   1,000,000     Halliburton, 6.00% Bond 8/1/06...................................................       1,018,299
   1,000,000     Progress Energy, 6.75% Bond 3/1/06...............................................       1,017,053
                                                                                                     -------------
                                                                                                         2,035,352
                                                                                                     -------------
                 FINANCE-7.2%
   3,000,000     Countrywide Home Loan, 4.25% Bond 12/19/07.......................................       2,997,134
     700,000     International Lease Finance, 5.70% Bond 7/3/06...................................         709,493
   1,000,000     J.P. Morgan, 6.70% Bond 11/1/07..................................................       1,052,517
     400,000     SLM, 5.27% Bond 1/31/14*.........................................................         401,268
                                                                                                     -------------
                                                                                                         5,160,412
                                                                                                     -------------
                 INSURANCE-4.7%
     500,000     Allstate, 5.375% Bond 12/1/06....................................................         509,253
   1,000,000     Money Group, 7.45% Bond 12/15/05.................................................       1,014,339
     800,000     Prudential Insurance, 6.375% Bond 7/23/06 (a)....................................         818,550
   1,000,000     Unitrin, 5.75% Bond 7/1/07.......................................................       1,025,197
                                                                                                     -------------
                                                                                                         3,367,339
                                                                                                     -------------
                 MULTIMEDIA-3.1%
   1,500,000     Continental Cablevision, 8.875% Bond 9/15/05.....................................       1,513,191
     700,000     Walt Disney, 5.50% Bond 12/29/06.................................................         711,213
                                                                                                     -------------
                                                                                                         2,224,404
                                                                                                     -------------
                 SPECIAL PURPOSE ENTITY-4.2%
   1,000,000     Countrywide Capital I, 8.00% Bond 12/15/26.......................................       1,036,966
   1,000,000     Preferred Term Securities XVII, 5.621% Bond 6/23/35 (a)(c)*......................       1,003,750
   1,000,000     Preferred Term Securities XVIII, 5.57% Bond 9/23/35 (a)(c)*......................       1,000,000
                                                                                                     -------------
                                                                                                         3,040,716
                                                                                                     -------------
                 TELECOMMUNICATIONS-2.4%
   1,024,000     Sprint Capital, 7.125% Bond 1/30/06..............................................       1,041,106
     650,000     Telecorp, 10.625% Bond 7/15/10...................................................         687,660
                                                                                                     -------------
                                                                                                         1,728,766
                                                                                                     -------------
                     TOTAL CORPORATE BONDS-INVESTMENT GRADE
                     (COST $23,982,871)                                                                 23,848,817
                                                                                                     -------------
CORPORATE BONDS-NON-INVESTMENT GRADE-8.5% OF NET ASSETS
                 FINANCE-7.1%
   1,000,000     Ford Motor Credit, 6.50% Bond 1/25/07............................................       1,007,178
     500,000     Ford Motor Credit, 6.625% Bond 6/16/08...........................................         493,824



                          REGIONS MORGAN KEEGAN SELECT
                           LEADER SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS
                        --------------------------------------------------------
JUNE 30, 2005

     PRINCIPAL                                                                                           MARKET
       AMOUNT                  SECURITY DESCRIPTION                                                     VALUE (B)
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS--NON-INVESTMENT GRADE (CONTINUED)
                 FINANCE (CONTINUED)

$  1,000,000     Ford Motor Credit, 7.20% Bond 6/15/07............................................  $   1,011,489
     750,000     General Motors Acceptance, 5.53% Bond 12/1/14*...................................        638,913
   1,000,000     General Motors Acceptance, 6.125% Bond 2/1/07....................................        993,144
   1,000,000     General Motors Acceptance, 6.125% Bond 9/15/06...................................      1,000,716
                                                                                                    -------------
                                                                                                        5,145,264
                                                                                                    -------------
                 MULTIMEDIA-1.4%
   1,000,000     Cox Enterprises, 4.375% Bond 5/1/08 (a)..........................................        991,027
                                                                                                    -------------
                     TOTAL CORPORATE BONDS-NON-INVESTMENT GRADE
                     (COST $6,314,175)                                                                  6,136,291
                                                                                                    -------------
MORTGAGE BACKED SECURITIES-INVESTMENT GRADE-30.7% OF NET ASSETS
                 COLLATERALIZED MORTGAGE OBLIGATION-16.8%
     501,901     Argent NIM Trust 2004-WN10 A, 4.212% 11/25/34 (a)................................        500,961
   2,121,014     Bank of America 2004-B 2A2, 4.135% 3/25/34*......................................      2,091,448
     658,553     Countrywide 2004-15 1A2, 4.992% 9/25/34*.........................................        664,330
     727,551     Countrywide 2004-15 2A2, 5.278% 9/25/34*.........................................        731,455
     800,000     First Franklin Mortgage 2004-FF5 N4, 8.35% 8/25/34 (a)(c)........................        808,000
     880,719     GSR Mortgage 2004-1OF 1A1, 4.50% 8/25/19.........................................        878,445
   1,453,609     Harborview Mortgage 2004-4 3A, 2.975% 6/19/34*...................................      1,442,706
   2,149,414     Harborview Mortgage 2004-6 5A, 4.774% 8/19/34*...................................      2,149,997
     865,627     Long Beach Mortgage 2001-1 M2, 4.27% 4/21/31*....................................        735,665
     969,046     Long Beach Mortgage 2001-4 M2, 4.964% 3/25/32*...................................        939,488
     156,756     Sharps 2004-4N NOTE, 6.65% 6/25/34 (a)(c)........................................        156,952
   1,000,000     Washington Mutual 2003-AR10 A4, 4.075% 10/25/33..................................        994,402
                                                                                                    -------------
                                                                                                       12,093,849
                                                                                                    -------------
                 COMMERCIAL-13.9%
   1,135,179     Bank of America/First Union 2001-3 A1, 4.89% 4/11/37.............................      1,154,568
   2,227,731     Bear Stearns Commercial 2001-TOP2 A1, 6.08% 2/15/35..............................      2,300,024
     500,000     Chase Commercial Mortgage 1997-1 E, 7.37% 6/19/29................................        528,291
       7,718     Commercial Mortgage 2001-J1A A, 6.144% 2/14/34 (a)...............................          7,714
   1,073,206     Heller Financial 1999-PH1 A1, 6.50% 5/15/31......................................      1,096,593
   1,646,482     Morgan Stanley Capital 2003-IQ6 A1, 2.80% 12/15/41...............................      1,614,588
     662,537     Morgan Stanley Dean Witter 2001-280 A1, 6.148% 2/3/11 (a)........................        691,284
   1,603,475     Mortgage Capital Funding 1998-MC2 A2, 6.423% 6/18/30.............................      1,685,903
     952,520     Salomon Brothers 2002-KEY2 A1, 3.222% 3/18/36....................................        943,012
                                                                                                    -------------
                                                                                                       10,021,977
                                                                                                    -------------
                     TOTAL MORTGAGE BACKED SECURITIES-INVESTMENT GRADE
                     (COST $21,161,439)                                                                22,115,826
                                                                                                    -------------


                          REGIONS MORGAN KEEGAN SELECT
                           LEADER SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS
                        --------------------------------------------------------
JUNE 30, 2005


   PRINCIPAL                                                                                             MARKET
    AMOUNT                     SECURITY DESCRIPTION                                                     VALUE (B)
-----------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES-NON-INVESTMENT GRADE-3.0% OF NET ASSETS
                 COLLATERALIZED MORTGAGE OBLIGATION-2.1%
$  1,500,000     Fannie Mae 2003-129 MB, 4.00% 12/25/16...........................................  $   1,489,488
                                                                                                     ------------
                 COMMERCIAL-1.0%
     700,000     Lehman Brothers 2002-LLFA L, 4.616% 6/14/17 (a)*.................................        690,613
                                                                                                     ------------
                     TOTAL MORTGAGE BACKED SECURITIES-NON-INVESTMENT GRADE
                     (COST $2,201,357)                                                                  2,180,101
                                                                                                     ------------
GOVERNMENT AGENCY SECURITIES-3.0% OF NET ASSETS
     500,000     Federal Home Loan Bank, 3.315% 3/1/07*...........................................        499,228
   1,316,318     Small Business Administration 2003-20E 1, 4.64% 5/1/23...........................      1,327,137
     312,368     Small Business Administration 2001-P10B, 6.344% 8/1/11...........................        328,909
                                                                                                     ------------
                     TOTAL GOVERNMENT AGENCY SECURITIES
                     (COST $2,149,298)                                                                  2,155,274
                                                                                                     ------------
EURODOLLAR TIME DEPOSITS-3.6% OF NET ASSETS
                 State Street Bank & Trust Company Eurodollar time deposits dated June 30, 2005,
                   2.50%, maturing at $2,610,109 on July 1, 2005.                                       2,610,000
                                                                                                     -------------
                     TOTAL INVESTMENTS-98.0% OF NET ASSETS
                     (COST $71,338,332)                                                                 70,512,346
                                                                                                     -------------
                     OTHER ASSETS AND LIABILITIES, NET-2.0% OF NET ASSETS                                1,480,490
                                                                                                     -------------
                     NET ASSETS                                                                      $  71,992,836
                                                                                                     =============

(a) These securities are sold within the terms of a private placement  memorandum,  exempt from registration under
    Rule 144A  under the  Securities  Act of 1933,  as  amended,  and may be resold in  transactions  exempt  from registration,  normally to qualified  institutional  buyers.  Pursuant to  guidelines  adopted by the Board of
    Directors,  these  issues have been  determined  to be liquid by Morgan  Asset  Management,  Inc.,  the fund's investment adviser.

(b) See Note 3 of accompanying Notes to Financial Statements regarding investment valuations.

(c) Denotes fair valued security.

*   Variable  Rate  Instruments.  The rate  presented  is the rate in effect at June 30, 2005.  The maturity  date reflected is the final maturity date; the interest rate will adjust periodically until maturity.

                          REGIONS MORGAN KEEGAN SELECT
                             INTERMEDIATE BOND FUND


OBJECTIVE & STRATEGY
                     ----------------------------------------------------------


The Regions Morgan Keegan Select Intermediate Bond Fund seeks a high level of income by investing in intermediate maturity, investment grade bonds. The Fund seeks capital growth as a secondary objective when consistent with the Fund's primary objective. The Fund invests in U. S. government securities, corporate bonds, debentures, notes, preferred stock, mortgage-backed and other asset-backed securities. The Fund invests primarily in investment-grade bonds rated BBB or better, or if unrated, determined by the Adviser to be of comparable quality. The average effective maturity of the Fund will generally be between three and ten years.

INVESTMENT RISKS: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk.

MANAGEMENT DISCUSSION & ANALYSIS
                                -----------------------------------------------


For the fiscal year ended June 30, 2005, the Regions Morgan Keegan Select Intermediate Bond Fund's Class A Shares had a total return of 6.05%, based on net asset value. The Fund's returns surpassed the Lehman Brothers Intermediate
U. S. Aggregate Index's(1) twelve-month total return of 5.40%. For Class A Shares, the Fund paid $0.69 in distributions per share during the fiscal year ended June 30, 2005.

We attribute the Fund's relative outperformance to an overweight allocation to credit sensitive sectors including corporate bonds, asset-backed securities and mortgage-backed securities. A significant performance boost came from our allocation to asset-backed bonds secured by home equity loans. These investments have coupon rates that float, or reset based on monthly short term rates and have, therefore, held their value and increased their coupon rates as the Federal Reserve has increased short-term rates. Also showing significant improvement in credit measures over the past year were bonds backed by franchise loans. The credit worthiness of these deals suffered badly during the past recession, but as business conditions gained momentum, these bonds have improved such that valuations have actually increased in spite of rising interest rates.

We believe that interest rates will drift higher over the next several quarters and that the performance of fixed income portfolios will be driven much more by income production than price appreciation. With expectations of higher rates, we continue to integrate more floating rate bonds and concentrating on undervalued, unique situations in the investment grade universe. Our relatively high current yield of over 6.50% should provide some cushion against rising interest rates.

We will maintain a fully invested position in order to maximize the Fund's income generation and to be prepared for persistently low interest rates. We believe income generation and strategic asset allocation rather than capital appreciation will be the keys to strong relative performance over the next few quarters.

/s/ James C. Kelsoe, Jr., CFA
-----------------------------
James C. Kelsoe, Jr., CFA
Senior Portfolio Manager
Morgan Asset Management, Inc.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THE FUND.

INDEX DESCRIPTION
                 --------------------------------------------------------------


1 THE LEHMAN BROTHERS INTERMEDIATE U. S. AGGREGATE INDEX COVERS SECURITIES IN THE INTERMEDIATE MATURITY RANGE OF THE LEHMAN BROTHERS AGGREGATE INDEX. THE AGGREGATE INDEX REPRESENTS SECURITIES THAT ARE U. S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U. S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                          REGIONS MORGAN KEEGAN SELECT
                             INTERMEDIATE BOND FUND

PORTFOLIO STATISTICS+
                     ----------------------------------------------------------
AS OF JUNE 30, 2005

-------------------------------------------------------------------------------

Average Credit Quality..................................                      A-
Current Yield...........................................                   6.80%
Yield to Maturity.......................................                   7.44%
Duration................................................              2.36 Years
Average Effective Maturity..............................              3.20 Years
Total Number of Holdings................................                     159

+   THE FUND'S COMPOSITION IS SUBJECT TO CHANGE.


CREDIT QUALITY+
               -----------------------------------------------------------------

AS OF JUNE 30, 2005


                     % OF TOTAL INVESTMENTS              % OF TOTAL INVESTMENTS
-------------------------------------------------------------------------------

Government Guaranteed...............   3.7%     A-...................      5.5%
AAA                                   11.3%     BBB+.................      4.0%
AA                                     5.3%     BBB                       28.0%
AA-                                    2.9%     BBB-.................     17.1%
A+                                     5.0%     BB+ or Lower.........      6.1%
A...................................   4.6%     Not Rated............      6.5%
                                                                     ---------


                                                Total................    100.0%

+   THE FUND'S COMPOSITION IS SUBJECT TO CHANGE.

ASSET ALLOCATION+
                 --------------------------------------------------------------

AS OF JUNE 30, 2005

                                                          % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------

Home Equity Loans....................................................     17.7%
Collateralized Mortgage Obligations..................................     14.5%
Franchise Loans......................................................      9.7%
Collateralized Debt Obligations......................................      9.5%
Equipment Leases.....................................................      8.9%
Commercial Loans.....................................................      8.6%
Certificate-Backed Obligations.......................................      7.8%
Government & Agency Securities.......................................      6.7%
Corporate Bonds......................................................      6.0%
Short-Term Investments...............................................      3.7%
Manufactured Housing Loans...........................................      3.2%
Small Business Loans.................................................      3.1%
Other................................................................      0.6%

+   THE FUND'S COMPOSITION IS SUBJECT TO CHANGE.

                          REGIONS MORGAN KEEGAN SELECT
                             INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT
                              -------------------------------------------------
CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in the Regions Morgan Keegan Select Intermediate Bond Fund--Class A Shares from March 22, 1999 (commencement of investment operations) to June 30, 2005 compared to the Lehman Brothers Intermediate U. S. Aggregate Index.(1)

[GRAPHIC OMITTED][GRAPHIC OMITTED]


GROWTH OF A $10,000 INVESTMENT
                              --------------------------------------------------
CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in the Regions Morgan Keegan Select Intermediate Bond Fund--Class C Shares from March 22, 1999 (commencement of investment operations) to June 30, 2005 compared to the Lehman Brothers Intermediate U. S. Aggregate Index.(1)

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          REGIONS MORGAN KEEGAN SELECT
                             INTERMEDIATE BOND FUND

GROWTH OF A $10,000 INVESTMENT
                              -------------------------------------------------
CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in the Regions Morgan Keegan Select Intermediate Bond Fund--Class I Shares from March 22, 1999 (commencement of investment operations) to June 30, 2005 compared to the Lehman Brothers Intermediate U. S. Aggregate Index.(1)

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          REGIONS MORGAN KEEGAN SELECT
                             INTERMEDIATE BOND FUND

PERFORMANCE INFORMATION
                       --------------------------------------------------------

                                          AVERAGE ANNUAL TOTAL RETURNS
                                                                 COMMENCEMENT
                                     1               5           OF INVESTMENT
AS OF 06/30/2005                    YEAR            YEAR         OPERATIONS(2)
--------------------------------------------------------------------------------

CLASS A SHARES*                         3.93%           8.22%         7.54%

(EXCLUDING SALES LOAD)(1)               6.05%           8.65%         7.88%
--------------------------------------------------------------------------------
CLASS C SHARES**                        4.53%           8.26%         7.49%
(EXCLUDING CDSC)                        5.58%           8.26%         7.49%
--------------------------------------------------------------------------------
CLASS I SHARES                          6.21%           8.92%         8.15%
--------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE U. S.
AGGREGATE INDEX                         5.40%           6.90%         6.16%
--------------------------------------------------------------------------------
   *   REFLECTS THE MAXIMUM SALES LOAD OF 2.00%.
  ** REFLECTS THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00% FOR SHARES REDEEMED WITHIN 12 MONTHS.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR THE MOST RECENT PERFORMANCE, CALL 800-564-2188. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. RETURNS SHOWN IN THE CHART AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U. S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

1 THE LEHMAN BROTHERS INTERMEDIATE U. S. AGGREGATE INDEX COVERS SECURITIES IN THE INTERMEDIATE MATURITY RANGE OF THE LEHMAN BROTHERS AGGREGATE INDEX. THE AGGREGATE INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U. S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

2 THE FUND'S CLASS A SHARES, CLASS C SHARES, AND CLASS I SHARES COMMENCED INVESTMENT OPERATIONS ON MARCH 22, 1999.


                                    REGIONS MORGAN KEEGAN SELECT
                                       INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
                        ---------------------------------------------------------------------------
JUNE 30, 2005

                                          SECURITY DESCRIPTION
  PRINCIPAL                                                                                MARKET
   AMOUNT                                                                                 VALUE (B)
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-INVESTMENT GRADE-61.6% OF NET ASSETS
              CERTIFICATE-BACKED OBLIGATIONS-7.8%
$ 4,000,000   Incaps Funding II, 3.068% 1/15/34 (a)...............................   $    3,960,000
  5,866,622   Legacy Benefits 2004-1 A, 5.35% 2/10/39 (a).........................        5,660,821
    490,339   MM Community Funding I, 8.03% 6/15/31 (a)...........................          589,475
  5,000,000   MM Community Funding III, 3.27% 5/1/32 (a)..........................        5,012,500
  2,857,000   Preferred Term Securities XVI, 5.61% 3/23/35 (a)....................        2,857,000
  2,000,000   Preferred Term Securities XVII, 5.18% 6/23/35 (a)...................        2,007,500
  7,000,000   Preferred Term Securities XVIII, 5.57% 9/23/35 (a)..................        7,000,000
  4,000,000   Preferred Term Securities, 6.69% 12/11/32 (a).......................        4,130,000
  2,000,000   US Capital Funding I, 2.82% 5/1/34 (a)..............................        2,000,000
  1,500,000   US Capital Funding II B-1, 2.941% 8/1/34 (a)........................        1,509,375
  3,000,000   US Capital Funding III, 3.869% 12/1/35 (a)..........................        3,000,000
                                                                                     --------------
                                                                                         37,726,671
                                                                                     --------------
              COLLATERALIZED DEBT OBLIGATIONS-9.4%
  7,535,990   Diversified Asset Securitization 1A A1, 7.873% 9/15/35..............        7,912,789
  5,000,000   E-Trade 2002-1A B, 4.223% 10/8/37 (a)...............................        4,650,000
  2,800,000   E-Trade 2003-1A PSC, 11.50% 2/10/37 (a).............................        3,024,000
  6,485,282   E-Trade 2004-1A COM1, 2.00% 1/10/40.................................        6,452,855
  5,200,000   MKP 4A CS, 2.00% 7/12/40 (a)........................................        5,200,000
  2,400,000   Restructured Asset Backed 2003-3A A3, 3.54% 1/29/22 (a).............        2,007,264
  3,725,000   Sasco Net Interest Margin Trust 2003-BC2 N3, 10.00% 2/27/33 (a).....        3,762,250
  7,000,000   Static Repackaging Trust 2005-1A D, 6.59% 3/27/40 (a)...............        7,000,000
  6,489,831   Trainer Wortham 3A D, 6.82% 2/19/38 (a).............................        5,646,153
                                                                                     --------------
                                                                                         45,655,311
                                                                                     --------------
              COMMERCIAL LOANS-7.3%
    215,000   Asset Securitization 1995-MD4 A4, 7.384% 8/13/29....................          229,000
              Asset Securitization 1997-MD7 PS1,
                  0.25% 1/13/30 interest-only strips..............................           80,196
              Bear Stearns Mortgage 2000-WF1 X,
                  0.26% 2/15/32 interest-only strips..............................        1,363,082
              CDC Commercial 2002-FX1 XCL,
                  0.725% 5/15/35 interest-only strips (a).........................        1,396,795
              Chase Manhattan Bank 1999-1 X,
                  0.32% 8/15/3 1 interest-only strips.............................          481,695
              Commercial Capital 3A X,
                  3,579.314% 2/15/09 interest-only strips (a).....................        2,348,287
  6,800,000   Commercial Mortgage 2002-FL7 G, 4.94% 11/15/14 (a)..................        6,808,888
              CS First Boston 2002-CKP1 AX,
                  0.145% 12/15/35 interest-only strips (a)........................        6,428,259
              CS First Boston 2003-CK 2A X,
                  0.168% 3/15/36 interest-only strips (a).........................        2,076,109


                                    REGIONS MORGAN KEEGAN SELECT
                                       INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
                        ---------------------------------------------------------------------------
JUNE 30, 2005

  PRINCIPAL                                                                                MARKET
   AMOUNT                           SECURITY DESCRIPTION                                  VALUE (B)
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-INVESTMENT GRADE (CONTINUED)
              COMMERCIAL LOANS (CONTINUED)
              FFCA Secured Lending 1998-1,
                  1.62% 10/18/25 interest-only strips (a).........................   $      444,877
$  3,500,000  Greenwich Capital 2003-FL 1M, 4.853% 7/5/18 (a).....................        3,504,515
   1,956,731  Heller Mortgage 1999-PH1 A1, 6.50% 5/15/31..........................        1,992,383
              Heller Mortgage 2000-PH1 X,
                  0.295% 1/17/34 interest-only strips (a).........................        1,156,905
              Legg Mason 2003-20A, 4.856% 7/25/21 interest-only strips (a)........          786,816
              Merrill Lynch Mortgage 1998-C1,
                  0.855% 11/15/26 interest-only strips............................        3,078,453
              Nomura Asset 1996-MD5 CS1, 0.78% 4/13/39 interest-only strips.......           83,272
              Salomon Brothers Mortgage 2001-C2 X1,
                  0.637% 11/13/11 interest-only strips (a)........................        3,004,781
                                                                                     --------------
                                                                                         35,264,313
                                                                                     --------------
              EQUIPMENT LEASES-7.5%
  16,218,318  Aerco Limited 2A A3, 3.55% 7/15/25..................................       12,244,832
  18,000,000  Aviation Capital 2000-1A A1, 3.57% 11/15/25 (a).....................       13,690,620
  15,000,000  Lease Investment Flight Trust 1 A1, 3.48% 7/15/31...................       10,500,000
                                                                                     --------------
                                                                                         36,435,452
                                                                                     --------------
              FRANCHISE LOANS-8.8%
   2,892,252  Atherton Franchisee 1998-A A2, 6.72% 8/15/10 (a)....................        2,932,743
   1,000,000  Atherton Franchisee 1998-A B, 6.85% 6/15/11 (a).....................          914,679
  13,070,444  Atherton Franchisee 1999-A A2, 7.23% 4/15/12 (a)....................       13,371,357
   1,375,000  Falcon Franchise Loan 1999-1 D, 8.40% 7/5/13 (a)....................        1,526,126
   1,000,000  Falcon Franchise Loan 2003-1 C, 7.074% 1/5/25 (a)...................        1,035,710
              FMAC Loan Trust 1997-A AX,
                  2.843% 4/15/19 interest-only strips (a).........................        1,113,238
   7,877,343  FMAC Loan Trust 1997-C A, 6.75% 12/15/19 (a)........................        7,943,411
              FMAC Loan Trust 1997-C AX,
                  2.345% 12/15/19 interest-only strips (a)........................          261,440
              FMAC Loan Trust 1998-CA AX,
                  1.959% 9/15/18 interest-only strips (a).........................        2,292,830
              Franchise Loan Trust 1998-I AX,
                  1.82% 7/15/20 interest-only strips (a)..........................        2,606,160
   1,193,524  Peachtree Franchise 1999-A A1, 6.680% 1/15/21 (a)...................        1,217,395
   5,000,000  Peachtree Franchise 1999-A A2, 7.22% 1/15/21 (a)....................        4,914,650
              Peachtree Franchise 1999-A AX,
                  1.053% 1/15/21 interest-only strips (a).........................        2,573,456
                                                                                     --------------
                                                                                         42,703,195
                                                                                     --------------


                                    REGIONS MORGAN KEEGAN SELECT
                                       INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
                        ---------------------------------------------------------------------------
JUNE 30, 2005

     PRINCIPAL                                                                             MARKET
      AMOUNT                            SECURITY DESCRIPTION                              VALUE (B)
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-INVESTMENT GRADE (CONTINUED)
              HOME EQUITY LOANS (NON-HIGH LOAN-TO-VALUE)-15.9%
$1,002,652    Aames Mortgage Trust 2001-3 B, 7.13% 11/25/31....................      $     972,572
 2,434,000    Ace Securities 2004-IN1 M 6, 6.59% 5/25/34.......................          2,458,340
 4,114,000    Ace Securities 2004-RM1 B2, 6.596% 7/25/34 (a)...................          3,743,740
 5,000,000    Ace Securities 2005-HE2 M10, 6.06% 4/25/35.......................          4,514,700
 4,663,000    Ace Securities 2005-RM2 M11, 6.09% 6/25/35.......................          3,922,096
   184,703    Ameriquest Finance NIM Trust 2003-N11A, 7.143% 11/25/33 (a)......            184,295
 4,100,000    Argent NIM Trust 2004-WNS B, 8.75% 5/25/34 (a)...................          4,110,250
 7,686,900    Asset Securitization 2003-HE1 M4, 7.72% 1/15/33..................          7,610,031
 3,000,000    Conseco Finance 2002-C BF1, 8.00% 8/15/33........................          3,016,710
 2,000,000    First Franklin Mortgage 2003-FF5 N2, 7.869% 4/25/34 (a)..........          2,010,000
 4,200,000    Fremont NIM Trust 2004-2 N2, 5.926% 7/25/34 (a)..................          4,200,000
 3,000,000    Long Beach Holdings 2005-1 N2, 6.17% 2/25/35 (a).................          3,000,000
 7,108,046    Long Beach Mortgage 2001-2 M2, 3.60% 7/25/31.....................          6,823,724
 3,009,000    Master Securities 2004-HE1 M11, 6.35% 9/25/34....................          2,858,550
 6,233,000    Morgan Stanley 2002-NC3 B1, 5.19% 8/25/32........................          6,273,888
 2,000,000    NovaStar Home Equity 2004-3 B4, 6.59% 12/25/34...................          1,940,000
 4,000,000    NovaStar Home Equity 2005-2 M11, 6.09% 10/25/35..................          3,592,520
 3,853,000    Renaissance Home Equity 2003-3 M6, 6.25% 12/25/33................          3,852,576
   569,744    Sharps Trust 2003-6HEN N, 7.25% 11/25/33 (a).....................            566,268
    36,849    Sharps Trust 2003-HE1N N, 6.90% 11/25/33 (a).....................             36,849
   279,000    Sharps Trust 2003-HS1N N, 7.48% 6/25/33 (a)......................            279,000
 3,500,000    Soundview 2005-A M11, 6.28% 4/25/35 (a)..........................          3,094,210
 8,050,000    Terwin Mortgage 2005-5SL B3, 5.50% 2/25/35 (a)...................          7,833,294
                                                                                     -------------
                                                                                        76,893,613
                                                                                     -------------
              HOME IMPROVEMENT LOANS-0.4%
 1,240,000    Green Tree Home Improvement 1996-C HEB1,8.15% 6/15/27............          1,242,233
   350,000    Green Tree Home Improvement 1998-E HEM2, 7.27% 6/15/28...........            352,102
    90,585    Green Tree Home Improvement 1999-E M2, 9.45% 10/15/24............             90,903
                                                                                     -------------
                                                                                         1,685,238
                                                                                     -------------
              MANUFACTURED HOUSING LOANS-1.4%
 3,000,000    Firstfed Manufactured Housing 1996-1 B,
                  8.06% 10/15/22 (a)(e)........................................          3,030,000
 4,000,000    Greenpoint Manufactured Housing 2005-HE1 M-8, 6.10% 9/25/34......          3,962,520
                                                                                     -------------
                                                                                         6,992,520
                                                                                     -------------
              SMALL BUSINESS LOANS-3.1%
 4,814,787    ACLC Business Trust 1998-2 A3, 6.686% 4/15/20 (a)................          4,793,983
 3,780,284    ACLC Business Trust 1999-1 A2, 6.94% 8/15/2020 (a)...............          3,775,861
   499,969    ACLC Business Trust 1999-2, 9.35% 1/15/21 (a)....................            412,615
              United Capital Markets 2003-A NOTE,
                  2.30% 11/8/27 interest-only strips (a).......................          5,978,435
                                                                                     -------------
                                                                                        14,960,894
                                                                                     -------------
                  TOTAL ASSET BACKED SECURITIES-INVESTMENT GRADE
                  (COST $296,148,081)                                                  298,317,207
                                                                                     -------------


                                    REGIONS MORGAN KEEGAN SELECT
                                       INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
                        ---------------------------------------------------------------------------
JUNE 30, 2005

     PRINCIPAL                                                                             MARKET
      AMOUNT                            SECURITY DESCRIPTION                              VALUE (B)
---------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-NON-INVESTMENT GRADE-7.2% OF NET ASSETS
               AUTO DEALERSHIPS-0.2%
$  1,000,000   Falcon Franchise Loan 2003-1D, 7.836% 1/5/25 (a).................  $        903,790
               COMMERCIAL LOANS-1.3%
   2,672,274   Chase Commercial Mortgage 2000-FL1AE, 4.89% 12/12/13 (a).........         2,671,446
   3,750,000   Lehman Brothers 2002-LLFA L, 4.49% 6/14/17 (a)...................         3,712,500
                                                                                  ----------------
                                                                                         6,383,946
                                                                                  ----------------
               EQUIPMENT LEASES-1.4%
  10,000,000   Aircraft Finance Trust 1999-1A A1, 3.57% 5/15/24.................         6,575,000
      93,040   United Airlines 2000-1 B, 8.03% 7/1/11...........................            25,196
                                                                                  ----------------
                                                                                         6,600,196
                                                                                  ----------------
               FRANCHISE LOANS-0.8%
               Captec Franchise 1999-1 A,
                   1.22% 10/25/18 interest-only strips (a)......................         2,471,799
     474,070   FMAC Loan Trust 1997-B A, 6.85% 9/15/19 (a)......................           449,182
               FMAC Loan Trust 1997-B AX,
                   3.00% 9/15/19 interest-only strips (a).......................           531,987
               FMAC Loan Trust 1998-A AX,
                   2.136% 9/15/20 interest-only strips (a)......................           421,689
                                                                                  ----------------
                                                                                         3,874,657
                                                                                  ----------------
               HOME EQUITY LOANS (NON-HIGH LOAN-TO-VALUE)-1.7%
   2,968,858   Aames Mortgage Trust 2001-2 B, 7.367% 8/25/31....................         1,335,986
   2,000,000   Delta Funding Home Equity 2000-1 B, 8.09% 5/15/30................         1,883,460
   4,000,000   Merrill Lynch Mortgage 2005-SL1 B5, 6.27% 1/25/35 (a)............         3,568,840
   1,828,686   Sharps Trust 2005-HE1N NB, 10.00% 2/25/35 (a)....................         1,737,033
                                                                                  ----------------
                                                                                         8,525,319
                                                                                  ----------------
               MANUFACTURED HOUSING LOANS-1 .8%
   3,000,000   Conseco Finance 2002-2 M2, 9.163% 3/25/33........................         2,069,232
   3,000,000   Deutsche Financial 1997-I M, 7.275% 9/15/27......................         2,130,000
   5,000,000   Greenpoint Manufactured Housing 1999-5 M2, 9.23% 12/15/29........         2,670,375
   1,300,000   Oakwood Mortgage 1999-B M1, 7.18% 12/15/26.......................           217,750
   1,574,433   Oakwood Mortgage 2001-B A2, 3.465% 3/15/18 (a)...................         1,321,921
     300,000   UCFC Manufactured Housing 1996-1 M, 7.90% 1/15/28 (e)............           219,000
                                                                                  ----------------
                                                                                         8,628,278
                                                                                  ----------------
                   TOTAL ASSET-BACKED SECURITIES-NON-INVESTMENT GRADE
                   (COST $39,387,495)                                                   34,916,186
                                                                                  ----------------


                                    REGIONS MORGAN KEEGAN SELECT
                                       INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
                        --------------------------------------------------------------------------------
JUNE 30, 2005

     PRINCIPAL                                                                             MARKET
      AMOUNT                            SECURITY DESCRIPTION                              VALUE (B)
--------------------------------------------------------------------------------------------------------
CORPORATE BONDS-INVESTMENT GRADE-4.2% OF NET ASSETS
                 FINANCE-1.8%
$  1,197,000   Countrywide Capital, 8.00% Bond 12/15/26..............................  $       1,241,248
   4,000,000   SLM, 5.38% Bond 1/31/14...............................................          4,012,680
                                                                                        ----------------
                                                                                               5,253,928
                                                                                        ----------------
               INSURANCE-1.8%
   3,500,000   Principal Life, 4.65% Bond 3/1/12.....................................          3,422,650
                                                                                        ----------------
               INVESTMENT COMPANIES-0.5%
   5,000,000   Hybrid Capital, 8.00% Bond 4/29/49....................................          5,293,700
                                                                                        ----------------
               SPECIAL PURPOSE ENTITY-1.7%
   5,000,000   Reg Diversified Funding, 4.45% Bond 1/25/36 (a).......................          5,000,000
                                                                                        ----------------
               TELECOMMUNICATIONS-4.2%
   1,000,000   Telecorp, 10.625% Bond 7/15/10........................................          1,057,938
                                                                                        ----------------
                   TOTAL CORPORATE BONDS-INVESTMENT GRADE
                   (COST $20,155,293)                                                         20,028,216
                                                                                        ----------------
CORPORATE BONDS-NON-INVESTMENT GRADE-1.8% OF NET ASSETS
               AUTOMOTIVES-1.8%
   4,000,000   Ford Motor Credit, 6.625% Bond 6/16/08................................          3,950,592
   5,500,000   General Motors, 4.56% Bond 12/1/14....................................          4,685,362
                                                                                        ----------------
                   TOTAL CORPORATE BONDS-NON-INVESTMENT GRADE
                   (COST $9,284,769)                                                           8,635,954
                                                                                        ----------------
MORTGAGE-BACKED SECURITIES-INVESTMENT GRADE-14.4% OF NET ASSETS
               COLLATERALIZED MORTGAGE OBLIGATIONS-14.4%
   4,950,000   Aames Mortgage 2005-2 B3, 6.09% 10/25/35..............................          4,090,185
   1,003,803   Argent NIM Trust 2004-WN10 A, 4.212% 11/25/34 (a).....................          1,003,803
   2,000,000   Argent NIM Trust 2004-WN10 B, 7.385% 11/25/34 (a).....................          2,000,000
   7,000,000   Citigroup Mortgage 2004-OPT1 M13, 5.35% 10/25/34......................          6,370,000
   3,000,000   First Franklin 2004-FF5 N4, 8.353% 8/25/34............................          3,030,000
   6,778,000   First Franklin Mortgage 2004-FF11 M10, 6.34% 1/25/35..................          6,303,540
   3,650,000   First Franklin Mortgage 2004-FF5 M8, 6.09% 8/25/34....................          3,558,750
               Harborview Mortgage 2003-2 1X, 1.58% 10/19/33 interest-only strips....            935,036
               Harborview Mortgage 2004-1X, 1.90% 4/19/34 interest-only strips.......            619,735
               Harborview Mortgage 2004-8X, 1.446% 11/19/34 interest-only strips.....          1,200,911
   3,462,506   Long Beach Mortgage 2001-1 M2, 4.09% 4/21/31..........................          2,950,593
   5,620,469   Long Beach Mortgage 2001-4 M2, 4.74% 3/25/32..........................          5,465,906
   3,000,000   Long Beach Mortgage 2004-4 M10, 6.02% 10/25/34........................          3,075,000
               Mellon Residential 2004-TBC1 X,
                   0.716% 2/26/34 interest-only strips (a)...........................          1,468,654
   4,500,000   Meritage Mortgage 2004-2 M10, 6.59% 1/25/35...........................          4,230,000
   5,000,000   Meritage Mortgage 2005-2 M11, 6.17% 11/25/35..........................          4,135,150



                                    REGIONS MORGAN KEEGAN SELECT
                                       INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
                        ---------------------------------------------------------------------------
JUNE 30, 2005

PRINCIPAL                                                                                  MARKET
AMOUNT                          SECURITY DESCRIPTION                                      VALUE (B)
---------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES-INVESTMENT GRADE (CONTINUED)
                         COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)

$  3,750,000   Park Place Securities 2005-WHQ2 M11, 5.56% 5/25/35................. $      3,075,000
   2,000,000   Park Place Securities NIM Trust 2004-MCWNI B, 7.38% 8/25/34 (a)....        2,000,000
   2,784,589   SACO I 2000-3A 1B3, 7.777% 9/25/40 (a).............................        2,862,028
   1,921,325   Sail Net Interest Margin Notes 2004-5A B, 6.75% 6/27/34 (a)........        1,926,128
     383,454   Salomon Brothers Mortgage 2000-1 B1, 9.00% 3/25/22.................          385,094
   3,000,000   Soundview 2005-OPT1 M10, 6.11% 6/25/35.............................        2,863,590
   2,000,000   Soundview 2005-OPT1 M9, 6.11% 6/25/35..............................        1,981,880
   1,645,434   Structured Asset 1999-SP1, 9.00% 5/25/29...........................        1,646,578
   3,000,000   Structured Asset 2004-8 B2, 5.00% 9/25/34..........................        2,670,000
                                                                                   ----------------
                   TOTAL MORTGAGE-BACKED SECURITIES-INVESTMENT GRADE
                   (COST $70,450,588)                                                    69,847,561
                                                                                   ----------------
GOVERNMENT AND AGENCY SECURITIES-6.7% OF NET ASSETS
               Fannie Mae 1997-M6, 0.757% 3/17/37 interest-only strips (c)........          786,352
               Fannie Mae 1999-M3 N, 0.948% 6/25/38 interest-only strips (c)......        1,173,737
               Fannie Mae 2000-M2, 0.10% 6/17/40 interest-only strips (c).........           85,283
               Fannie Mae 2002-84 PI, 5.50% 1/25/20 interest-only strips (c)......            6,795
  3,000,000    Federal Home Loan Bank, 3.215% 3/1/07 (c)..........................        2,995,359
               GNMA 2001-44, 1.072% 7/16/41 interest-only strips (c)..............        1,457,270
               GNMA 2002-28, 1.45% 1/16/42 interest-only strips (c)...............          762,185
               GNMA 2003-59 XA, 0.30% 6/16/34 interest-only strips (c)............        4,754,192
               GNMA 2003-64 XA, 0.492% 8/16/43 interest-only strips (c)...........        1,731,675
               GNMA 2003-7 IP, 5.50% 10/16/25 interest-only strips (c)............          101,101
    263,585    Small Business Administration 1994-20J 1, 8.30% 10/1/14 (c)........          280,907
    172,988    Small Business Administration 1997-20D 1, 7.50% 4/1/17 (c).........          184,504
     95,940    Small Business Administration 2000-20B 1, 7.73% 2/1/20 (c).........          105,716
    161,577    Small Business Administration 2000-20D 1, 7.47% 4/1/20 (c).........          176,848
  2,311,973    Small Business Administration 2001-20J 1, 5.76% 10/1/21 (c)........        2,434,364
  7,510,913    Small Business Administration 2003-20E 1, 4.64% 5/1/23 (c).........        7,560,185
    920,869    Small Business Investment Companies 2000-P10A 1,
                   8.017% 2/10/10 (c).............................................          994,537
  1,124,525    Small Business Investment Companies 2001-P10B 1,
                   6.344% 8/1/11 (c)..............................................        1,202,185
  2,126,099    Small Business Investment Companies 2002-P10A 1,
                   6.03% 2/10/12 (c)..............................................        2,200,512
  1,726,331    Small Business Investment Companies 2003-P10A 1,
                   4.524% 2/10/13 (c).............................................        1,746,288
  1,610,862    Small Business Investment Companies 2004-P10A 1,
                   4.504% 2/10/14 (c).............................................        1,617,918
                                                                                   ----------------
                   TOTAL GOVERNMENT AND AGENCY SECURITIES
                   (COST $38,571,311)                                                    32,357,913
                                                                                   ----------------


                                                 REGIONS MORGAN KEEGAN SELECT
                                                    INTERMEDIATE BOND FUND

PORTFOLIO OF INVESTMENTS
                        ------------------------------------------------------------------------------------------------------
JUNE 30, 2005

PRINCIPAL                                                                                                          MARKET
AMOUNT                                           SECURITY DESCRIPTION                                             VALUE (B)
------------------------------------------------------------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS-3.7% OF NET ASSETS
            TIME DEPOSITS-3.7%
            State Street Bank & Trust Company Eurodollar time deposit dated June 30, 2005, 2.50%,
                  maturing at $17,901,243 on July 1, 2005... ................................................ $     17,900,000
                                                                                                              ----------------
                TOTAL SHORT-TERM INVESTMENTS
                (COST $17,900,000)                                                                                  17,900,000
                                                                                                              ----------------
                TOTAL INVESTMENTS-99.6% OF NET ASSETS
                (COST $491,897,537)                                                                                482,003,037
                                                                                                              ----------------
                OTHER ASSETS AND LIABILITIES, NET-0.4% OF NET ASSETS                                                 1,998,149
                                                                                                              ----------------
                NET ASSETS                                                                                    $    484,001,186
                                                                                                              ================

(a)    These securities are sold within the terms of a private placement memorandum,  exempt from registration under Rule 144A under the Securities Act of 1933, as amended,  and may be resold in transactions exempt from registration,  normally to qualified  institutional  buyers.  Pursuant to  guidelines  adopted by the Board of  Directors,  these issues have been determined to be liquid by Morgan Asset Management, Inc., the fund's investment adviser.
(b)    See Note 3 of the accompanying Notes to the Financial Statements regarding investment valuations.
(c)    The issuer is a publicly-traded  company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U. S. government.
(d)    Trust preferred security with no stated interest rate.
(e)    These securities are non-incoming producing.

(See Accompanying Notes to the Financial Statements)

                          REGIONS MORGAN KEEGAN SELECT
                                HIGH INCOME FUND

OBJECTIVE & STRATEGY

                    -----------------------------------------------------------


The Regions Morgan Keegan Select High Income Fund seeks a high level of income by investing in below investment grade bonds (commonly referred to as "junk bonds"). The Fund seeks capital growth as a secondary objective when consistent with the Fund's primary objective. The Fund primarily invests in U. S. government securities, corporate bonds, debentures, notes, mortgage-backed and other asset-backed securities, convertible debt securities, and municipal and foreign government obligations, and the Fund may also invest up to 20% of its assets in equity securities, including common stock, preferred stock and
convertible   preferred   securities.   The  Fund  invests  primarily  in  below
investment-grade bonds rated CCC or better at the time of purchase, or if unrated, determined by the Adviser to be of comparable quality. The average effective maturity of the Fund will generally be between 3 and 15 years. The Fund is closed to new investors.

INVESTMENT RISKS: Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Longer-term funds generally are more vulnerable to interest rate risk. Below investment grade bonds involve a higher credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares.

MANAGEMENT DISCUSSION & ANALYSIS
                                -----------------------------------------------

For the fiscal year ended June 30, 2005, the Regions Morgan Keegan Select High Income Fund's Class A Shares had a total return of 12.32%, based on net asset value. The Fund's returns surpassed the Lehman Brothers Ba U. S. High Yield Index's(1) twelve-month total return of 10.83%. For Class A Shares, the Fund paid $1.35 in distributions per share during the fiscal year ended June 30, 2005.

Key  drivers  of  performance  in  2004  included   commercial   mortgage-backed
securities, distressed credit card receivables, below investment grade corporate bonds and dividend paying common stocks.

Valuations of commercial real estate, including office, retail, and industrial properties became significantly depressed in the months after the terrorist attacks on September 11, 2001. The Fund accumulated these assets over the next 18-24 months and during 2004 the Fund realized significant profits from these assets as the economy strengthened and market demand for these assets bid up prices significantly.

Another group of holdings within the asset-backed arena that provided a boost to returns during 2004 was credit card receivables from issurers such as Nextcard,

First Consumers, and Metris. Elevated delinquencies and charge-offs caused these securities to suffer significant credit downgrades and to trade down as low as 60%-70% discounts from the original issue. Again a recovering economy mitigated delinquencies and the robust structure of those trusts caused these assets to recover virtually all of their value.

Beginning in March of 2005, the credit markets were hit by the realization that Federal Reserve policy would continue on a course of increasing short-term interest rates and that General Motors debt was going to be downgraded to below investment grade. These two factors caused the credit markets to undergo a significant revaluation. With the subsequent downgrade of Ford Motor, the corporate high yield market felt the weight of immense new supply. Through the months of April and May corporate and asset-backed markets settled into new ranges and began to show stronger interest by quarter end.

For the fiscal year ahead, we expect continued economic recovery and continued increases in short-term interest rates by the Federal Reserve. To position the fund to take advantage of these conditions we have increased our allocation of floating rate bonds. Those bonds, that may be corporate or asset-backed, have coupon rates that will increase as short term interest rates increase. This feature should allow the fund to benefit from rising rates as well as maintain its net asset value. We also expect business conditions to continue to improve which should produce a continual uptrend in corporate as well as household earnings. Increasing our investments in corporate debt and securitized home equity loans stand to benefit from this trend.

/s/ James C. Kelsoe, Jr., CFA
-----------------------------
James C. Kelsoe, Jr., CFA
Senior Portfolio Manager
Morgan Asset Management, Inc.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THE FUND.

INDEX DESCRIPTION
                 --------------------------------------------------------------

1 THE LEHMAN BROTHERS BA U. S. HIGH YIELD INDEX COVERS THE UNIVERSE OF FIXED RATE, NON-INVESTMENT GRADE DEBT. PAY-IN-KIND (PIK) BONDS, EUROBONDS, AND DEBT ISSUES FROM COUNTRIES DESIGNATED AS EMERGING MARKETS (E.G., ARGENTINA, BRAZIL, VENEZUELA, ETC.) ARE EXCLUDED, BUT CANADIAN AND GLOBAL BONDS (SEC REGISTERED) OF ISSUERS IN NON-EMG COUNTRIES ARE INCLUDED. ORIGINAL ISSUE ZEROES, STEP-UP COUPON STRUCTURES, AND 144-AS ARE ALSO INCLUDED. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                          REGIONS MORGAN KEEGAN SELECT
                                HIGH INCOME FUND

PORTFOLIO STATISTICS+
                     ----------------------------------------------------------
AS OF JUNE 30, 2005

-------------------------------------------------------------------------------

Average Credit Quality................................                    BB-
Current Yield.........................................                 12.65%
Yield to Maturity.....................................                 12.58%
Duration..............................................             4.01 Years
Average Effective Maturity............................             5.10 Years
Total Number of Holdings..............................                    266

+   THE FUND'S COMPOSITION IS SUBJECT TO CHANGE.

CREDIT QUALITY+
               ----------------------------------------------------------------
AS OF JUNE 30, 2005

       % OF TOTAL INVESTMENTS                            % OF TOTAL INVESTMENTS
-------------------------------------------------------------------------------

AAA ......................   4.4%       B   ..........................    18.3%
AA .......................   1.4%       CCC ..........................    21.1%
A.... ....................   3.7%       CC ...........................     1.2%
BBB ......................  15.5%       D... .........................     3.8%
BB .......................  23.0%       Not Rated.....................     7.6%
                                                                        ------
                                        Total.........................   100.0%

+   THE FUND'S COMPOSITION IS SUBJECT TO CHANGE.

ASSET ALLOCATION+
                 --------------------------------------------------------------
AS OF JUNE 30, 2005

                                                         % OF TOTAL INVESTMENTS
-------------------------------------------------------------------------------
    Corporate Bonds...............................................        23.2%
    Equipment Leases..............................................        13.6%
    Home Equity Loans.............................................        10.1%
    Collateralized Mortgage Obligations ..........................         9.9%
    Commercial Loans..............................................         9.8%
    Franchise Loans...............................................         8.3%
    Manufactured Housing Loans....................................         7.4%
    Common Stocks.................................................         7.3%
    Short-Term Investments........................................         2.7%
    Other.........................................................         2.2%
    Certificate-Backed Obligations................................         2.1%
    Collateralized Debt Obligations...............................         1.4%
    Repurchase Agreements.........................................         1.4%
    Preferred Stocks..............................................         0.6%

+    THE FUND'S COMPOSITION IS SUBJECT TO CHANGE.

                          REGIONS MORGAN KEEGAN SELECT
                                HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT
                              -------------------------------------------------
CLASS A SHARES

The graph below illustrates a hypothetical investment of $10,000 in the Regions Morgan Keegan Select High Income Fund--Class A Shares from March 22, 1999 (commencement of investment operations) to June 30, 2005 compared to the Lehman Brothers Ba U. S. High Yield Index.(1)

[GRAPHIC OMITTED][GRAPHIC OMITTED]

GROWTH OF A $10,000 INVESTMENT
                              -------------------------------------------------
CLASS C SHARES

The graph below illustrates a hypothetical investment of $10,000 in the Regions Morgan Keegan Select High Income Fund--Class C Shares from March 22, 1999 (commencement of investment operations) to June 30, 2005 compared to the Lehman Brothers Ba U. S. High Yield Index.(1)

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          REGIONS MORGAN KEEGAN SELECT
                                HIGH INCOME FUND

GROWTH OF A $10,000 INVESTMENT
                              -------------------------------------------------
CLASS I SHARES

The graph below illustrates a hypothetical investment of $10,000 in the Regions Morgan Keegan Select High Income Fund--Class I Shares from March 22, 1999 (commencement of investment operations) to June 30, 2005 compared to the Lehman Brothers Ba U. S. High Yield Index.(1)

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                          REGIONS MORGAN KEEGAN SELECT
                                HIGH INCOME FUND

PERFORMANCE INFORMATION
                       --------------------------------------------------------

                                                   AVERAGE ANNUAL TOTAL RETURNS

                                                              COMMENCEMENT
                                       1             5        OF INVESTMENT
AS OF JUNE 30, 2005                  YEAR          YEAR       OPERATIONS(2)
--------------------------------------------------------------------------------
CLASS A SHARES*                      9.51%        13.90%             13.28%
    (EXCLUDING SALES LOAD)          12.32%        14.47%             13.74%
--------------------------------------------------------------------------------
CLASS C SHARES**                    10.54%        13.91%             13.17%
    (EXCLUDING CDSC)                11.65%        13.91%             13.17%
--------------------------------------------------------------------------------
CLASS I SHARES                      12.48%        14.76%             14.01%
--------------------------------------------------------------------------------
LEHMAN BROTHERS BA U. S.
HIGH YIELD INDEX                    10.83%         8.79%              7.28%
--------------------------------------------------------------------------------
   *  REFLECTS THE MAXIMUM SALES LOAD OF 2.50%.
  ** REFLECTS THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00% FOR SHARES REDEEMED WITHIN 12 MONTHS.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR THE MOST RECENT PERFORMANCE, CALL 800-564-2188. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. RETURNS SHOWN IN THE CHART AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE U. S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

1 THE LEHMAN BROTHERS BA U. S. HIGH YIELD INDEX COVERS THE UNIVERSE OF FIXED RATE, NON-INVESTMENT GRADE DEBT. PAY-IN-KIND (PIK) BONDS, EUROBONDS, AND DEBT ISSUES FROM COUNTRIES DESIGNATED AS EMERGING MARKETS (E.G., ARGENTINA, BRAZIL, VENEZUELA, ETC.) ARE EXCLUDED, BUT CANADIAN AND GLOBAL BONDS (SEC REGISTERED) OF ISSUERS IN NON-EMG COUNTRIES ARE INCLUDED. ORIGINAL ISSUE ZEROES, STEP-UP COUPON STRUCTURES, AND 144-AS ARE ALSO INCLUDED. THE INDEX IS UNMANAGED, AND UNLIKE THE FUND, IS NOT AFFECTED BY CASHFLOWS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

2 THE FUND'S CLASS A SHARES, CLASS C SHARES AND CLASS I SHARES COMMENCED INVESTMENT OPERATIONS ON MARCH 22, 1999.

                          REGIONS MORGAN KEEGAN SELECT
                                HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        --------------------------------------------------------
JUNE 30, 2005


PRINCIPAL                SECURITY DESCRIPTION                        MARKET
AMOUNT                                                              VALUE (b)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-INVESTMENT GRADE-9.5% OF NET ASSETS
                COLLATERALIZED DEBT OBLIGATIONS-1.4%
$ 10,550,000    Commodore 1A C, 6.07% 2/28/37 (a)..............   $  7,845,191
   7,500,000    Silver Leaf IA D1FX, 11.54% 5/15/13 (a)........      8,025,000
                                                                  --------------
                                                                    15,870,191
                                                                  --------------
                COMMERCIAL LOANS-0.8%
                Asset Securitization 1996-D2 ACS2,
                    0.89% 2/14/29 interest-only strips.........         92,635
                Asset Securitization 1997-MD7 PS1,
                    0.25% 1/13/30 interest-only strips.........        300,406
                Atherton Franchisee 1999-A AX,
                    1.256% 3/15/19 interest-only strips (a)....      1,560,019
                Commercial Mortgage 1997-ML1,
                    0.755% 12/15/30 interest-only strips.......      1,308,899
   3,000,000    FFCA Secured Lending 1998-1 D1,
                    7.81% 10/18/25 (a).........................      2,430,312
                Merrill Lynch Mortgage 1998-C1,
                    0.855% 11/15/26 interest-only strips.......      3,457,208
                                                                  --------------
                                                                     9,149,479
                                                                  --------------
                EQUIPMENT LEASES-2.1%
   7,632,149    Aerco Limited 2A A3, 3.414% 7/15/25............      5,762,274
  25,000,000    Lease Investment Flight Trust 1 A1,
                    3.344% 7/15/31.............................     17,500,000
                                                                  --------------
                                                                    23,262,274
                                                                  --------------
                FRANCHISE LOANS-1.4%
                FMAC Loan Trust 1997-A AX,
                    2.843% 4/15/19 interest-only strips (a)....      2,136,377
   2,787,380    FMAC Loan Trust 1997-C A, 6.75% 12/15/19 (a)...      2,810,758
                FMAC Loan Trust 1997-C AX,
                    2.345% 12/15/19 interest-only strips (a)...      1,045,762
                FMAC Loan Trust 1998-CA AX,
                    1.794% 9/15/18 interest-only strips (a)....      3,299,045
                Franchise Loan Trust 1998-I AX,
                    1.82% 7/15/20 interest-only strips (a).....      5,977,907
                                                                  --------------
                                                                    15,269,849
                                                                  --------------
                HOME EQUITY LOANS (NON-HIGH LOAN-TO-VALUE)-2.7%
   6,000,000    Ace Securities 2004-HE2 B1, 6.59% 10/25/34.....      5,820,000
   3,000,000    Ace Securities 2004-HE4 M11, 6.59% 12/25/34....      2,807,820
   2,250,000    Ameriquest Mortgage 2003-8 MV6, 6.77% 10/25/33.      2,314,967
   2,000,000    Conseco Finance 2002-C BF1, 8.00% 8/15/32......      2,011,140
  15,000,000    Long Beach Mortgage 2004-4 M12, 6.09% 10/25/34.     13,500,000
   4,000,000    Soundview 2005-A B1, 6.28% 4/25/35 (a).........      3,412,520
                                                                  --------------
                                                                    29,866,447
                                                                  --------------

                          REGIONS MORGAN KEEGAN SELECT
                                HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        --------------------------------------------------------
JUNE 30, 2005

 PRINCIPAL                                                              MARKET
  AMOUNT                  SECURITY DESCRIPTION                         VALUE (b)
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES-INVESTMENT GRADE (CONTINUED)
             MANUFACTURED HOUSING LOANS-1.1%
$7,000,000   Green Tree Financial 1996-2 M1, 7.60% 4/15/27......   $  6,080,620
 6,700,000   Green Tree Financial 1996-9 M1, 7.63% 1/15/28......      5,936,394
                                                                    ------------
                                                                     12,017,014
                                                                    ------------

                  TOTAL ASSET-BACKED SECURITIES-INVESTMENT GRADE
                  (COST $100,567,635)                               105,435,254
                                                                    ------------
ASSET-BACKED SECURITIES-NON-INVESTMENT GRADE-45.1% OF NET ASSETS
            CERTIFICATE-BACKED OBLIGATIONS-2.1%
6,000,000   INCAPS Funding II, 10.00% 1/15/34 (a)..............      5,820,000
6,189,000   MM Community Funding IX, 10.00% 5/1/33 (a).........      5,631,990
1,000,000   MM Community Funding, 8/1/31 (a)(f)................        940,000
2,215,000   Preferred Term Securities XVIII, 9/23/35 (a)(f)....      2,170,700
2,000,000   TPREF Funding I, 10.00% 10/15/32 (a)...............      1,860,000
1,300,000   TPREF Funding II, 12.00% 11/15/32 (a)..............      1,235,000
3,000,000   TPREF Funding III, 11.00% 1/15/33 (a)..............      2,880,000
3,000,000   US Capital Funding I, 10.00% 5/1/34 (a)............      2,880,000
                                                                    ------------
                                                                    23,417,690
                                                                    ------------
            COLLATERALIZED DEBT OBLIGATIONS-1.3%
1,500,000   AIMCO 2000-AA D, 9.409% 8/22/12 (a)................      1,370,625
1,450,000   AJAX Limited 2A PS, 1.351% 9/8/32 (a)..............        764,875
5,976,694   Hewett's Island 2004-1A COM, 9.00% 12/15/16........      5,976,694
7,000,000   Stanfield 2A D1, 9.241% 4/15/15 (a)................      6,877,500
                                                                    ------------
                                                                    14,989,694
                                                                    ------------
            COMMERCIAL LOANS-8.9%
2,878,166   Banc of America 2002-X1 O, 7.00% 10/11/33 (a)......      2,417,659
2,878,166   Banc of America 2002-X1 P, 7.00% 10/11/33 (a)......      1,784,463
2,757,772   CS First Boston Mortgage 1995-WF1 G, 8.488% 12/21/27.    2,723,355
6,000,000   CS First Boston Mortgage 1998-C2 H, 6.75% 11/11/30 (a)   4,440,180
6,394,091   Enterprise Mortgage 1998-1 A2, 6.38% 1/15/25 (a)...      6,157,720
29,000,000  Enterprise Mortgage 1998-1 A3, 6.63% 1/15/25 (a)...     16,965,000
10,903,867  Enterprise Mortgage 2000-1 A1, 7.452% 1/15/27 (a)..      5,942,608
49,583,415  Enterprise Mortgage 2000-1 A2, 7.45% 1/15/27 (a)...     27,022,964
15,330,000  FFCA Secured Lending 1999-2 B1, 8.27% 5/18/26 (a)..      8,278,200
20,000,000  GS Mortgage 1998-C1 H, 6.00% 10/18/30 (a)..........      9,587,800
10,000,000  Merrill Lynch Mortgage 1998-C1 F, 6.25% 11/15/26...      6,104,000
2,000,000   PNC Mortgage 2000-C2 N, 6.22% 10/12/33 (a).........      1,343,400
8,816,000   PNC Mortgage 2001-C1 L, 5.91% 3/12/34 (a)..........      6,928,142
                                                                    ------------
                                                                    99,695,491
                                                                    ------------

                                  REGIONS MORGAN KEEGAN SELECT
                                        HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        ------------------------------------------------------------------------
JUNE 30, 2005

    PRINCIPAL                                                                        MARKET
      AMOUNT                      SECURITY DESCRIPTION                              VALUE (b)
------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-NON-INVESTMENT GRADE (CONTINUED)
               EQUIPMENT LEASES-11.5%
$40,000,000    Aircraft Finance Trust 1999-1A A1, 3.57% 5/15/24............    $   26,300,000
 24,500,000    Airplanes Pass Through Trust 2001-1A A9, 3.504% 3/15/19.....        13,168,750
 27,523,392    DVI Receivables 2002-1 A3A, 3.56% 6/11/10...................        19,214,909
  1,826,280    Lease Investment Flight Trust 1A D2, 8.00% 7/15/31..........           182,628
  3,000,000    Ocean Star 2004-A E, 9.29% 11/12/18 (a).....................         3,063,750
 11,690,511    Pegasus Aviation Lease 1999-1A A1, 6.30% 3/25/29 (a)........         5,830,642
 32,800,000    Pegasus Aviation Lease 1999-1A A2, 6.30% 3/25/29 (a)........        16,072,000
 14,000,000    Pegasus Aviation Lease 1999-1A B1, 6.30% 3/25/29 (a)........         2,800,000
 52,548,557    Pegasus Aviation Lease 2000-1 A1, 3.939% 3/25/15 (a)........        26,537,021
  6,400,000    Pegasus Aviation Lease 2000-1 A2, 8.37% 3/25/30 (a).........         4,260,538
  5,000,000    Pegasus Aviation Lease 2001-1A A1, 3.57% 5/10/31 (a)........         2,512,500
 10,000,000    Pegasus Aviation Lease 2001-1A A2, 3.67% 5/10/31 (a)........         5,100,000
 10,552,752    Pegasus Aviation Lease 2001-1A B1, 4.59% 5/10/31 (a)........         2,005,023
  3,517,584    Pegasus Aviation Lease 2001-1A B2, 7.27% 5/10/31 (a)........           914,783
                                                                               -----------------
                                                                                  127,962,544
                                                                               -----------------
               FRANCHISE LOANS-7.0%
  4,406,853    Captec Franchise 1999-1 A2, 7.278% 4/25/11 (a)..............         4,188,494
  2,000,000    Falcon Franchise Loan 1999-1 E, 6.50% 1/5/14................         1,694,640
  2,905,000    Falcon Franchise Loan 2000-1 E, 6.50% 4/5/16 (a)............         2,200,625
  3,679,000    Falcon Franchise Loan 2000-1 F, 6.50% 11/5/17 (a)...........         2,320,492
  2,809,000    Falcon Franchise Loan 2001-1 E, 6.50% 1/5/23................         1,918,940
  2,000,000    Falcon Franchise Loan 2001-1 F, 6.50% 1/5/23................         1,213,940
  4,231,000    Falcon Franchise Loan 2003-1 E, 6.00% 1/5/25 (a)............         2,950,276
  6,348,000    Falcon Franchise Loan 2003-1 F, 6.00% 1/5/25 (a)............         3,808,419
 23,959,493    FMAC Loan Trust 1996-B A1, 7.629% 11/15/18 (a)..............        17,955,963
 10,790,068    FMAC Loan Trust 1996-B A2, 4.09% 11/15/18 (a)...............         7,391,197
               FMAC Loan Trust 1996-B AX,
                   3.00% 11/15/18 interest-only strips (a).................         2,409,525
  6,715,995    FMAC Loan Trust 1997-B A,
                   6.85% 9/15/19 (a).......................................         6,363,406
               FMAC Loan Trust 1997-B AX,
                   3.00% 9/15/19 interest-only strips (a)..................         1,930,594
  5,232,395    FMAC Loan Trust 1998-A A3, 6.69% 9/15/20 (a)................         3,898,134
               FMAC Loan Trust 1998-A AX,
                   2.136% 9/15/20 interest-only strips (a).................         1,062,119
 10,683,136    FMAC Loan Trust 1998-BA A2,
                   6.74% 11/15/20 (a)......................................         7,281,572
               FMAC Loan Trust 1998-BA AX,
                   2.257% 11/15/20 interest-only strips (a)................         5,433,652
  6,200,000    FMAC Loan Trust 1998-CA A3,
                   6.99% 6/15/12 (a).......................................         3,620,552
                                                                                 ---------------
                                                                                   77,642,540
                                                                                 ---------------

                                  REGIONS MORGAN KEEGAN SELECT
                                        HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        -----------------------------------------------------------------------
JUNE 30, 2005

    PRINCIPAL                                                                      MARKET
      AMOUNT                     SECURITY DESCRIPTION                             VALUE (b)
-----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-NON-INVESTMENT GRADE (CONTINUED)
                HOME EQUITY LOANS (NON-HIGH LOAN-TO-VALUE)-7.4%
$  5,000,000    Ace Securities 2003-OP1 B, 6.00% 12/25/33..................   $    4,362,500
   3,500,000    Ace Securities 2004-FM1 B1A, 6.52% 9/25/33.................        3,220,000
   6,468,000    Ace Securities 2004-HE4 B, 6.59% 12/25/34 (a)..............        5,433,120
  11,000,000    Ace Securities 2004-OP1 B, 6.52% 4/25/34...................       10,120,000
   2,300,000    Ameriquest Finance 2004-FRN1 B, 8.50% 6/25/34 (a)..........        2,236,750
   2,014,461    Conseco Finance 2001-A IB2, 10.30% 3/15/32.................        1,995,935
     697,972    Conseco Finance 2001-C B2, 7.09% 8/15/33...................          656,833
   5,059,237    Delta Funding Home Equity 1997-3 B1F, 7.65% 10/25/28.......        4,283,454
   2,052,757    Delta Funding Home Equity 1999-3 B, 7.60% 1/15/30..........        1,787,684
   7,000,000    Equifirst Mortgage 2004-2 B2, 6.49% 7/25/34 (a)............        5,915,000
   1,275,000    Equifirst Mortgage 2005-1 B3, 6.08% 4/25/35 (a)............        1,064,625
   2,000,000    Equifirst Mortgage 2005-1 B4, 6.08% 4/25/35 (a)............        1,660,000
   3,500,000    Greenwich 2005-1A N2, 4.15% 1/20/45 (a)....................        2,625,000
   2,510,000    GSAMP Trust 2005-S1 B3, 6.75% 12/25/34.....................        2,236,360
   3,438,945    IMC Home Equity 1997-3 B, 7.87% 8/20/28....................        1,925,809
   4,927,907    IMC Home Equity 1997-5 B, 7.59% 11/20/28...................        3,393,056
   3,750,000    Master NIM Trust 2004-CI4 N2, 9.00% 4/26/34 (a)............        3,750,000
   4,615,000    Terwin Mortgage 2004-16SL B3, 7.52% 9/25/34 (a)............        3,922,750
   2,632,000    Terwin Mortgage 2004-8HES B2, 8.00% 6/25/34................        2,368,800
  10,456,000    Terwin Mortgage 2005-1SL B4, 5.00% 2/25/35 (a).............        9,201,280
                Terwin Mortgage 2005-3SL B6, 11.50% 3/25/35
                     interest-only strips..................................       10,838,800
                                                                               ----------------
                                                                                  82,997,756
                                                                               ----------------
                HOME IMPROVEMENT LOANS-0.2%
   2,196,923    Green Tree Home Loan 1996-D HEB2, 8.30% 9/15/27 (d)........        1,837,331
                                                                               ----------------
                MANUFACTURED HOUSING LOANS-6.4%
   4,000,000    Conseco Finance 2001-1 M1, 7.535% 7/1/32...................        1,040,000
   4,000,000    Deutsche Financial 1997-I M, 7.60% 9/15/27.................        2,840,000
   6,258,625    Green Tree Financial 1996-4 M1, 7.75% 6/15/27..............        5,171,940
  11,667,243    Green Tree Financial 1996-5 M1, 8.05% 7/15/27..............        9,836,069
  10,050,000    Green Tree Financial 1997-3 M1, 7.53% 3/15/28..............        6,180,750
  13,205,000    Green Tree Financial 1997-8 M1, 7.02% 10/15/27.............        9,433,929
   7,000,000    Green Tree Financial 1998-3 M1, 6.86% 3/1/30...............        2,800,000
   3,000,000    Green Tree Financial 1998-6 M1, 6.63% 6/1/30...............        1,263,750
  14,360,000    Green Tree Financial 1999-2 M1, 6.80% 12/1/30..............        4,379,800
  25,000,000    Green Tree Financial 1999-3 M1, 6.96% 2/1/31...............        6,750,000
   9,034,016    Green Tree Financial 1999-3 M2, 7.20% 2/1/31...............          813,061
  12,200,000    Green Tree Financial 1999-4 M1, 7.60% 5/1/31...............        1,860,500
   6,000,000    Green Tree Financial 1999-5 M1, 8.05% 3/1/30...............          930,000
  19,000,000    Madison Avenue Manufactured Housing 2002-A B2,
                     6.34% 3/25/32.........................................        6,317,500
   5,250,000    Merit Securities 12-1 1M2, 8.35% 7/28/33...................        3,283,980

                                  REGIONS MORGAN KEEGAN SELECT
                                        HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        -----------------------------------------------------------------------
JUNE 30, 2005

    PRINCIPAL                                                                      MARKET
      AMOUNT                     SECURITY DESCRIPTION                             VALUE (b)
-----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-NON-INVESTMENT GRADE (CONTINUED)
                            MANUFACTURED HOUSING LOANS (CONTINUED)
$   2,433,000   Merit Securities 13 M2, 8.653% 12/28/33....................    $     942,617
    9,576,816   Oakwood Mortgage 2001-C A4, 7.405% 12/15/30................        6,767,840
                                                                               ----------------
                                                                                  70,611,736
                                                                               ----------------

                            RECREATIONAL EQUIPMENT-0.3%

    1,408,027   Green Tree Recreational Equipment 1996-B CTFS, 7.70%
                     7/15/18...............................................        1,295,384
    1,681,440   Green Tree Recreational Equipment 1996-C CTFS, 7.65%
                     10/15/17..............................................        1,559,294
                                                                               ----------------
                                                                                   2,854,678
                                                                               ----------------

                     TOTAL ASSET BACKED SECURITIES-NON-INVESTMENT GRADE
                     (COST $513,861,307)                                         502,009,460
                                                                               ----------------

CORPORATE BONDS-NON-INVESTMENT GRADE-23.2% OF NET ASSETS
                AUTOMOTIVES-0.9%
      975,000   Ford Motor, 9.215% Bond 9/15/21............................          918,411
    1,187,000   Ford Motor, 9.98% Bond 2/15/47.............................        1,150,433
    9,850,000   General Motors, 8.25% Bond 7/15/23.........................        8,150,875
                                                                               ----------------
                                                                                  10,219,719
                                                                               ----------------
                BASIC MATERIALS-0.3%
    3,000,000   Edgen Acquisition, 9.875% Bond 2/1/11 (a)..................        2,910,000
                BUSINESS SERVICES-1.3%
    2,150,000   Comforce Operating, 12.00% Bond 12/1/07....................        2,150,000
    3,600,000   Danka Business, 10.00% Bond 4/1/08.........................        2,664,000
    4,850,000   MSX International, 11.375% Bond 1/15/08....................        3,104,000
    6,850,000   MSX International, 11.00% Bond 10/15/07....................        6,747,250
                                                                               ----------------
                                                                                  14,665,250
                                                                               ----------------
                CHEMICALS-0.8%
    9,077,000   OM Group, 9.25% Bond 12/15/11..............................        9,077,000
                CONSTRUCTION-0.7%

    5,642,000   Integrated Electrical Services, 9.375% Bond 2/1/09.........        4,217,395

    4,950,000   Integrated Electrical Services, 9.375% Bond 2/1/09.........        3,700,125
                                                                               ----------------
                                                                                   7,917,520
                                                                               ----------------
                ELECTRONICS-1.7%
   10,000,000   Knowles Electronics, 13.125% Bond 10/15/09.................       10,125,000
    9,415,000   Motors and Gears, 10.75% Bond 11/15/06.....................        8,567,650
                                                                               ----------------
                                                                                  18,692,650
                                                                               ----------------
                ENERGY-2.4%
    5,650,000   Abraxas Petroleum, 11.03% Bond 12/1/09.....................         5,480,500
    6,250,000   Calpine, 8.75% Bond 7/15/13 (a)............................         4,625,000
    3,000,000   Calpine, 9.875% Bond 12/1/11 (a)...........................         2,340,000

                                  REGIONS MORGAN KEEGAN SELECT
                                        HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        -----------------------------------------------------------------------
JUNE 30, 2005

    PRINCIPAL                                                                      MARKET
      AMOUNT                     SECURITY DESCRIPTION                             VALUE (b)
-----------------------------------------------------------------------------------------------
CORPORATE BONDS-NON-INVESTMENT GRADE (CONTINUED)
                ENERGY (CONTINUED)
$  3,340,718    Tiverton/Rumford Power, 9.00% Bond 7/15/18 (a).............         2,756,092
  11,000,000    United Refining, 10.50% Bond 8/15/12 (a)...................        11,261,250
                                                                               ----------------
                                                                                   26,462,842
                                                                               ----------------
                FINANCE-0.9%
   4,512,000    Advanta Capital Trust I, 8.99% Bond 12/17/26...............         4,399,200
   2,650,000    Athena Neuro Financial, 7.25% Bond 2/21/08.................         2,464,500
   3,311,000    Labranche, 11.00% Bond 5/15/12.............................         3,575,880
                                                                               ----------------
                                                                                   10,439,580
                                                                               ----------------
                FOOD-1.3%
   9,900,000    Land O Lakes, 7.45% Bond 3/15/28 (a).......................         7,969,500
   3,550,000    Merisant, 9.50% Bond 7/15/13 (a)...........................         2,520,500
   3,760,000    Wornick, 10.875% Bond 7/15/11..............................         3,816,400
                                                                                ----------------
                                                                                    14,306,400
                                                                               ----------------
                HEALTH CARE-0.3%
   3,445,000    Hanger Orthopedic Group, 10.375% Bond 2/15/09..............         3,178,013
                                                                               ----------------
                INVESTMENT COMPANIES-0.5%
   3,600,000    Rafaella Apparel, 11.25% Bond 6/15/11 (a)..................         3,420,000
   2,000,000    Reg Diversified Funding, Zero Coupon Bond 1/25/36 (a)......         2,000,000
                                                                               ----------------
                                                                                    5,420,000
                                                                               ----------------
                MANUFACTURING-3.7%
   9,140,000    Consolidated Container, 10.125% Bond 7/15/09...............         7,037,800
     750,000    Constar International, 11.00% Bond 12/1/12.................           608,963
   7,900,000    Dura Operating, 9.00% Bond 5/1/09..........................         5,490,500
   1,750,000    Elgin National, 11.00% Bond 11/1/07........................         1,654,958
   5,400,000    GSI Group, 12.00% Bond 5/15/13 (a).........................         5,508,000
   2,200,000    Intermet, 9.75% 6/15/09 in default (d).....................           951,500
   9,000,000    MMI Products, 11.25% Bond 4/15/07..........................         8,887,500
   4,000,000    US Can, 12.375% Bond 10/1/10...............................         3,730,000
   8,250,000    VITRO S.A., 11.75% Bond 11/1/13 (a)........................         6,888,750
                                                                               ----------------
                                                                                   40,757,971
                                                                               ----------------
                PHARMACEUTICALS-0.4%
   6,100,000    Curative Health, 10.75% Bond 5/1/11........................         4,575,000
                                                                               ----------------
                RETAIL-1.1%
   8,375,000    General Nutrition Center, 8.50% Bond 12/1/10...............         6,700,000
     850,000    New World Restaurant, 13.00% Bond 7/1/08...................           867,000
   4,800,000    Star Gas Partner, 10.25% Bond 2/15/13......................         4,464,000
                                                                               ----------------
                                                                                   12,031,000
                                                                               ----------------

                                  REGIONS MORGAN KEEGAN SELECT
                                        HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        -----------------------------------------------------------------------
JUNE 30, 2005

    PRINCIPAL                                                                      MARKET
      AMOUNT                     SECURITY DESCRIPTION                             VALUE (b)
-----------------------------------------------------------------------------------------------
CORPORATE BONDS-NON-INVESTMENT GRADE (CONTINUED)
                SPECIAL PURPOSE ENTITY-1.7%
$  14,937,869   Dow Jones CDX HY T4, 10.50% Bond 12/29/09 (a)..............        14,639,112
    6,000,000   ML CLO 97 PILG-1, 7.614% Bond 3/23/09 (a)..................         3,960,000
                                                                               ----------------
                                                                                   18,599,112
                                                                               ----------------
                TELECOMMUNICATIONS-4.2%
    5,720,000   BARAK I.T.C., 12.50% 11/15/07 in default (d)(e)............         4,461,600
    4,500,000   Charter, 10.00% Bond 5/15/11...............................         3,285,000
    3,376,000   Charter Communication, Zero Coupon Bond 5/15/11............         2,236,600
    5,750,000   Exchelon Operating, 8.375% Bond 3/15/10....................         5,002,500
    9,000,000   Level 3 Financing, 10.75% Bond 10/15/11 (a)................         7,582,500
    7,585,000   Millicom International, 10.00% Bond 12/1/13................         7,547,075
    6,235,000   Primus Telecommunications, 8.00% Bond 1/15/14..............         3,288,963
    2,845,000   Primus Telecommunications, 12.75% Bond 10/15/09............         1,251,800
    7,685,000   Rural Cellular, 9.75% Bond 1/15/10.........................         7,147,050
    5,000,000   Time Warner, 10.125% Bond 2/1/11...........................         5,000,000
      400,000   Time Warner Telecommunications, 9.25% Bond 2/15/14.........           389,404
                                                                               ----------------
                                                                                   47,192,492
                                                                               ----------------
                TOBACCO-0.6%
    9,305,000   North Atlantic Trading, 9.25% Bond 3/1/12..................         7,025,275
                                                                               ----------------
                TRAVEL-0.4%
    5,000,000   Worldspan Financial, 9.024% Bond 2/15/11 (a)...............         4,550,000
                                                                               ----------------
                      TOTAL CORPORATE BONDS-NON-INVESTMENT GRADE
                      (COST $274,860,080)                                         258,019,824
                                                                               ----------------

MORTGAGE-BACKED SECURITIES-INVESTMENT GRADE-2.0% OF NET ASSETS
                COLLATERALIZED MORTGAGE OBLIGATIONS-2.0%
    2,600,000   First Franklin Mortgage 2003-FF5 N3, 10.00% 4/25/34 (a)....         2,626,000
                Harborview Mortgage 2003-2 1X, 1.58% 10/19/33 interest-only
                     strips................................................         1,607,835
                Harborview Mortgage 2004-1 X, 1.90% 4/19/34 interest-only
                     strips................................................         1,239,470
                Harborview Mortgage 2004-8 X, 0.75% 11/19/34 interest-only
                     strips................................................         6,004,554
                Mellon Residential 2002-TBC2 X, 1.101% 8/15/32 interest-only
                     strips................................................         4,730,313
    5,000,000   Park Place Securities 2004-MCW1 C, 10.00% 9/25/34 (a)......         5,000,000
    1,554,283   Structured Asset 2003-S A, 7.50% 12/28/33 (a)..............         1,556,226
                                                                               ----------------
                      TOTAL MORTGAGE BACKED SECURITIES-INVESTMENT GRADE
                      (COST $30,363,916)                                           22,764,398
                                                                               ----------------

MORTGAGE-BACKED SECURITIES-NON-INVESTMENT GRADE-7.9% OF NET ASSETS
                COLLATERALIZED MORTGAGE OBLIGATIONS-7.9%
    8,500,000   Ameriquest Mortgage 2004-R3 M7, 5.59% 5/25/34..............         7,735,000
    3,000,000   Countrywide 2004-1 B, 5.50% 7/25/32........................         2,737,080
    7,800,000   First Franklin Mortgage 2004-FFH2 B2, 6.52% 6/25/34 (a)....         6,942,000

                                  REGIONS MORGAN KEEGAN SELECT
                                        HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        -----------------------------------------------------------------------
JUNE 30, 2005

    PRINCIPAL
     AMOUNT/                                                                       MARKET
     SHARES                      SECURITY DESCRIPTION                             VALUE (b)
-----------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES-NON-INVESTMENT GRADE (CONTINUED)
                COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$   11,000,000  First Franklin Mortgage 2004-FFH3 B2, 6.59% 9/15/34 (a)....   $     9,680,000
       378,143  First Nationwide Trust 2001-4 DB4, 7.704% 9/25/31..........            75,629
     6,750,000  Greenwich 2005-2A N2, 3.10% 2/26/35 (a)....................         4,670,190
     6,000,000  GSAMP Trust 2004-AR1 B5, 5.00% 6/25/34 (a).................         4,860,000
     8,761,099  Long Beach Mortgage 2001-4 M3, 5.77% 3/25/32...............         4,380,551
     8,000,000  Long Beach Mortgage 2004-2 B, 6.52% 6/25/34 (a)............         7,360,000
     4,108,000  Meritage Mortgage 2004-2 B1, 6.27% 1/25/35 (a).............         3,573,960
     3,581,000  Meritage Mortgage 2004-2 B2, 6.34% 1/25/35 (a).............         3,025,945
     4,954,000  Merrill Lynch Mortgage 2004-WMC3 B4, 5.00% 1/25/35 (a).....         4,527,857
    10,000,000  Park Place Securities 2005-WCW1 M11, 5.81% 6/25/35 (d).....         7,842,000
     3,150,000  Park Place Securities 2005-WHQ1 M10, 5.35% 3/25/35 (a).....         2,808,918
     5,250,000  Park Place Securities 2005-WHQ1 M11, 5.59% 3/25/35 (a).....         4,278,750
     5,307,000  People's Choice Home Loan 2004-2 B, 5.00% 10/25/34.........         4,384,909
     2,780,000  Soundview 2005-1 B3, 6.10% 4/25/35 (a).....................         2,279,600
     7,264,313  Structured Asset 1999-1 Note, 10.00% 8/25/28 (a)...........         6,719,490
                                                                               ----------------
                       TOTAL MORTGAGE BACKED SECURITIES-NON-INVESTMENT
                       GRADE (COST $87,440,190)                                    87,881,879
                                                                               ----------------
GOVERNMENT AND AGENCY SECURITIES-0.2% OF NET ASSETS
                GNMA 2001-44, 1.00% 7/16/41 interest-only strips...........         2,185,905
                                                                               ----------------
                       TOTAL GOVERNMENT AND AGENCY SECURITIES
                       (COST $3,231,452)                                            2,185,905
                                                                               ----------------
MUNICIPAL SECURITIES-0.1% OF NET ASSETS
     1,815,000  Pima County Arizona IDA Health Care, 8.50% 11/15/32 (d)....         1,079,072
                                                                               ----------------
                      TOTAL MUNICIPAL SECURITIES
                      (COST $1,135,018)                                             1,079,072
                                                                               ----------------
COMMON STOCKS-7.3% OF NET ASSETS
        11,100  3M Company.................................................           802,530
        52,900  Activision, Inc. (d).......................................           873,379
        80,100  American Capital Strategies, Ltd...........................         2,894,013
        82,100  Andrx Corporation (d)......................................         1,666,630
       134,800  Anthracite Capital, Inc....................................         1,597,380
        25,500  BJ Services Company........................................         1,338,240
        47,100  Cimarex Energy Co. (d).....................................         1,832,661
        87,600  Cisco Systems, Inc. (d)....................................         1,672,284
        10,800  Cooper Cameron Corporation (d).............................           670,140
        34,100  Cree, Inc. (d).............................................           868,527
        30,900  Cytec Industries Inc.......................................         1,229,820
        15,800  Devon Energy Corporation...................................           800,744
        41,400  EGL, Inc. (d)..............................................           840,420
        31,100  Exar Corporation (d).......................................           463,079
        46,800  Exxon Mobil Corporation....................................         2,689,128

                                  REGIONS MORGAN KEEGAN SELECT
                                        HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        -----------------------------------------------------------------------
JUNE 30, 2005

                                                                                    MARKET
     SHARES                      SECURITY DESCRIPTION                              VALUE (b)
-----------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
   39,500       First Data Corporation.....................................   $     1,585,135
   63,000       Flextronics International Ltd. (d).........................           832,230
   34,200       Frontline Ltd..............................................         1,376,208
   37,400       InfoSpace, Inc. (d)........................................         1,231,582
   55,200       Ingram Micro Inc. (d)......................................           864,432
   74,454       Intersil Corporation.......................................         1,397,502
   63,100       Iowa Telecommunications Services, Inc......................         1,183,125
   24,400       Kinder Morgan Energy Partners, L.P.........................         1,242,448
   50,000       Korn/Ferry International (d)...............................           887,500
   22,000       L-3 Communications Holdings, Inc...........................         1,684,760
   62,700       Limited Brands, Inc........................................         1,343,034
   49,800       Lincoln Electric Holdings, Inc.............................         1,650,870
   26,300       Magellan Midstream Partners, L.P...........................           862,114
   16,200       Magyar Tavkozlesi Rt.......................................           346,680
   30,900       Manpower Inc...............................................         1,229,202
   24,200       Marathon Oil Corporation...................................         1,291,554
   39,300       Masco Corporation..........................................         1,248,168
  243,700       MCG Capital Corporation....................................         4,162,396
   68,000       Microsoft Corporation......................................         1,688,440
   65,350       New Century Financial Corporation..........................         3,362,258
   38,100       Newfield Exploration Company (d)...........................         1,519,809
  121,800       OmniVision Technologies, Inc...............................         1,655,262
   15,600       Petroleo Brasileiro S.A....................................           813,228
   75,100       Polycom, Inc. (d)..........................................         1,119,741
   86,900       Regal Entertainment Group..................................         1,640,672
   34,300       SanDisk Corporation (a)....................................           813,939
   89,830       Ship Finance International Limited.........................         1,698,685
   30,700       Spinnaker Exploration Company (d)..........................         1,089,543
   39,700       Stone Energy Corporation (d)...............................         1,941,330
   92,500       Superior Energy Services, Inc. (d).........................         1,646,500
  231,829       Technology Investment Capital Corporation (d)..............         3,431,069
   38,000       Teva Pharmaceutical Industries Limited.....................         1,183,320
   63,100       The Home Depot, Inc........................................         2,454,590
  115,100       TOP Tankers Inc............................................         1,826,637
   33,900       Trex Company, Inc. (d).....................................           871,230
  148,300       Trustreet Properties Inc...................................         2,463,263
   33,100       Tsakos Energy Navigation Limited...........................         1,283,287
   30,600       Unit Corporation (d).......................................         1,346,706
    6,600       Universal Compression Holdings, Inc. (d)...................           239,184
    1,400       Valero L.P.................................................            84,266
   17,200       Wal-Mart Stores, Inc.......................................           829,040
   24,500       XL Capital Ltd.............................................         1,823,290
                                                                               ----------------
                        TOTAL COMMON STOCKS
                        (COST $76,969,527)                                         81,483,204
                                                                               ----------------

                                  REGIONS MORGAN KEEGAN SELECT
                                        HIGH INCOME FUND

PORTFOLIO OF INVESTMENTS
                        -----------------------------------------------------------------------
JUNE 30, 2005

                                                                                    MARKET
     SHARES                      SECURITY DESCRIPTION                              VALUE (b)
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS-0.6% OF NET ASSETS
      3,000     Credit Genesis CLO 2005....................................   $     3,000,000
  3,000,000     Hewett's Island II (a).....................................         2,970,000
      1,000     Seneca LTD (a).............................................           900,000
                                                                               ----------------
                TOTAL PREFERRED STOCKS
                (COST $6,963,255)                                                   6,870,000
                                                                               ----------------
MUTUAL FUNDS-0.1% OF NET ASSETS

     11,300     iShares Russell 3000 Value Index Fund......................           986,490
                                                                               ----------------
                TOTAL MUTUAL FUNDS
                (COST $993,846)                                                       986,490
                                                                               ----------------
REPURCHASE AGREEMENTS-1.3% OF NET ASSETS
                                                                               ----------------
                Repurchase agreement with G.X. Clarke & Co, 2.70%, dated
                  June 30, 2005 to be repurchased at $15,002,077 on July 1,
                  2005, collaterized by a U.S. Treasury Obligation with
                  maturity of August 11, 2005, collateral market value of
                  $15,050,495..............................................        15,000,000
                                                                               ----------------
SHORT-TERM INVESTMENTS-2.7% OF NET ASSETS
                TIME DEPOSITS-2.7%
                State Street Bank & Trust Company Eurodollar time deposit
                  dated June 30, 2005, 2.50%, maturing at $29,917,077 on
                  July 1, 2005.............................................        29,915,000
                                                                               ----------------
                TOTAL SHORT-TERM INVESTMENTS
                (COST $29,915,000)                                                 29,915,000
                                                                               ================
                TOTAL INVESTMENTS-100.0% OF NET ASSETS
                (COST $1,141,301,226)                                           1,113,630,486
                                                                               ----------------
                OTHER ASSETS AND LIABILITIES, NET-0.0% OF NET ASSETS                   99,735
                                                                               ----------------
NET ASSETS                                                                    $ 1,113,730,221
                                                                               ================

(a) Securities sold within the terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues have been determined to be liquid by Morgan Asset Management, Inc., the fund's investment adviser.
(b) See Note 3 of the accompanying Notes to the Financial Statements regarding investment valuations.
(c) The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U. S. government.
(d)   These securities are non-income producing.
(e) These securities are classified as Yankee Bonds, which are U.S. dollar denominated bonds issued in the United States by a foreign entity.
(f)   Trust preferred security with no stated interest rate.

(See Accompanying Notes to the Financial Statements)

                                        MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
                                    --------------------------------------------------------------------------

JUNE 30, 2005
                                                         LEADER
                                                       SHORT TERM            INTERMEDIATE         HIGH INCOME
                                                        BOND FUND              BOND FUND              FUND
---------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments in securities, at value
        (Cost $71,338,332, $491,897,537
         and $1,141,301,226, respectively)        $   70,512,346           $  482,003,037      $  1,113,630,486
    Cash on deposit with custodian.............          903,438                   12,246               182,258
    Dividends and interest receivable..........          621,169                2,725,123            14,041,510
    Receivable for fund shares sold............          200,000                  929,424             1,319,679
    Receivable for securities sold.............               --                       --            16,770,628
    Other Assets...............................            3,084                    9,946                29,972
                                                  --------------           --------------      ----------------
        Total assets...........................       72,240,037              485,679,776         1,145,974,533
                                                  --------------           --------------      ----------------
LIABILITIES:
    Accrued expenses:
        Management fees........................           20,263                  155,093               679,758
        Accounting fees........................               --                   11,632                27,190
        Administration fees....................              877                       --                    --
        Distribution fees......................              962                  122,991               271,737
        Other..................................           30,513                   39,892                96,469
    Payable for fund shares redeemed...........            9,995                   33,744                46,680
    Payable for securities purchased...........               --                       --            25,540,471
    Distributions payable......................          184,591                1,315,238             5,573,743
    Deferred interest income...................               --                       --                 8,264
                                                  --------------           --------------      ----------------
        Total liabilities......................          247,201                1,678,590            32,244,312
                                                  --------------           --------------      ----------------
        Net assets.............................   $   71,992,836           $  484,001,186      $  1,113,730,221
                                                  ==============                               ================
NET ASSETS CONSIST OF:
    Net unrealized appreciation (depreciation)
      of investments...........................         (825,986)              (9,894,500)          (27,670,740)
    Paid-in capital............................       73,097,828              495,115,089         1,125,055,255
    Accumulated undistributed net investment
      income...................................               --                 (406,019)            4,755,084
    Accumulated net realized gains (losses) on
      investments..............................         (279,006)                (813,384)           11,590,622
                                                  --------------           --------------      ----------------
        Net assets.............................   $   71,992,836           $  484,001,186      $  1,113,730,221

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
    CLASS A SHARES
        Net assets.............................   $    5,096,716           $  191,438,966      $    504,372,386
        Shares outstanding.....................          507,716               19,277,196            48,415,031
        Net asset value and redemption price
          per share............................   $        10.04           $         9.93      $          10.42
        Offering price per share...............   $        10.19(a)        $        10.13(b)   $          10.69(c)
    CLASS C SHARES
        Net assets.............................   $           --           $  174,382,487      $    276,193,964
        Shares outstanding.....................               --               17,571,004            26,505,031
        Net asset value, offering, and redemption
          price per share......................   $           --           $         9.92      $          10.42
    CLASS I SHARES
        Net assets.............................   $   66,896,120           $  118,179,733      $    333,163,871
        Shares outstanding.....................        6,662,559               11,896,281            31,971,113
        Net asset value, offering, and redemption
          price per share                         $        10.04           $         9.93      $          10.42
---------------------------------------------------------------------------------------------------------------

(a)    Computation of Offering Price Per Share: 100/98.5 of net asset value.
(b)    Computation of Offering Price Per Share: 100/98 of net asset value.
(c)    Computation of Offering Price Per Share: 100/97.5 of net asset value.

(See Accompanying Notes to the Financial Statements)

                                                MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF OPERATIONS
                        ---------------------------------------------------------------------------------------------------------

                                                          LEADER             LEADER
                                                        SHORT TERM         SHORT TERM           INTERMEDIATE         HIGH
                                                           BOND               BOND                  BOND            INCOME
                                                           FUND*              FUND**                FUND             FUND
                                                 -------------------- -------------------- --------------------------------------
                                                       PERIOD ENDED        YEAR ENDED            YEAR ENDED        YEAR ENDED
                                                         JUNE 30,          AUGUST 31,             JUNE 30,           JUNE 30,
                                                           2005               2004                  2005              2005
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest........................................  $     2,842,304      $   2,439,543        $   28,104,931     $  132,636,657
Dividends.......................................           20,110             25,856                24,687          2,626,511
                                                 -------------------- -------------------- ------------------ -------------------
                Total investment income.........        2,862,414          2,465,399            28,129,618        135,263,168
                                                 -------------------- -------------------- ------------------ -------------------
EXPENSES:
Management fees.................................          329,646            346,315             1,475,917          7,710,703
Administration fees.............................           89,797            125,933                    --                 --
Administrative service fees--Class I Shares.....           94,569            163,411                    --                 --
Distribution fees:
    Class A Shares..............................           12,136             20,999               364,484          1,183,270
    Class C Shares..............................               --                 --               851,711          1,916,776
    Investor B Shares...........................            4,430             11,221                    --                 --
Shareholder service fees--Investor B Shares.....            1,477              3,741                    --                 --
Legal fees......................................            4,324              7,036                35,182            112,540
Audit fees......................................           15,728             17,389                26,349             84,249
Accounting fees.................................           48,046             60,652               110,694            308,429
Transfer agent fees.............................           67,565             85,760               191,617            251,269
Custodian fees..................................            8,038              9,412                13,283             33,148
Registration fees...............................           10,513              6,361                57,708             68,120
Directors fees..................................            7,007              5,626                19,063             19,062
Other...........................................           34,208             14,066                23,248             91,412
                                                 -------------------- -------------------- ------------------- ------------------
                Total expenses..................          727,484            877,922             3,169,256         11,778,978
Expenses voluntarily waived by the Adviser......         (119,872)          (139,412)                   --                 --
Expenses voluntarily waived by the
    Administrator and its affiliates............         (106,727)          (170,931)                   --                 --
                                                 -------------------- -------------------- ------------------- ------------------
        Net expenses............................          500,885            567,579             3,169,256         11,778,978
                                                 -------------------- -------------------- ------------------- ------------------
                Net investment income...........        2,361,529          1,897,820            24,960,362        123,484,190
                                                 -------------------- -------------------- ------------------- ------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
Change in unrealized appreciation (depreciation)       (1,492,240)          (311,814)           (6,360,604)       (22,090,886)
Net realized gains on investments...............           89,398             92,384               724,505         13,991,016
                                                 -------------------- -------------------- ------------------- ------------------
        Net realized and unrealized losses on
          investments...........................       (1,402,842)          (219,430)           (5,636,099)        (8,099,870)
                                                 -------------------- -------------------- ------------------- ------------------
                Change in net assets resulting
                    from operations.............  $       958,687      $   1,678,390        $   19,324,263     $  115,384,320
                                                 ==================== ==================== =================== ==================
---------------------------------------------------------------------------------------------------------------------------------

*  The Fund changed its fiscal year end from August 31 to June 30.

** For the fiscal period September 1, 2003 to August 31, 2004.

(See Accompanying Notes to the Financial Statements)

                                                MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
                                   ---------------------------------------------------------------------------------------------

                                                                                        LEADER SHORT TERM BOND FUND
                                                                           -----------------------------------------------------
                                                                              PERIOD ENDED      YEAR ENDED          YEAR ENDED
                                                                             JUNE 30, 2005*   AUGUST 31, 2004    AUGUST 31, 2003
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS:
OPERATIONS:
Net investment income....................................................   $    2,361,529     $    1,897,820     $   1,403,121
Net realized gains/(losses) on investments...............................           89,398             92,384          (287,769)
Net change in unrealized appreciation/(depreciation) on investments......       (1,492,240)          (311,814)        1,189,129
                                                                            ----------------   ----------------   --------------
        Change in net assets resulting from operations...................         958,687           1,678,390         2,304,481
                                                                            ----------------   ----------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
    Class A Shares.......................................................         (164,302)          (192,221)          (65,825)
    Class I Shares.......................................................       (2,262,752)        (1,670,910)       (1,323,969)
    Investor B Shares....................................................          (17,610)           (30,979)          (10,245)
Distributions from net realized gain on investments
    Class A Shares.......................................................               --                 --                --
    Class I Shares.......................................................               --                 --                --
                                                                            ----------------   ----------------   --------------
        Change in net assets resulting from distributions to shareholders       (2,444,664)        (1,894,110)       (1,400,039)
                                                                            ----------------   ----------------   --------------
CAPITAL TRANSACTIONS (SEE NOTE 6):
    Proceeds from sale of shares.........................................       22,129,547         40,002,310        22,476,092
    Shares issued in reinvestment of distributions.......................          606,643            562,101           457,334
    Payments for shares redeemed.........................................      (20,335,492)       (15,644,288)       (6,584,171)
                                                                            ----------------   ----------------   --------------
        Change in net assets resulting from capital transactions.........        2,400,698         24,920,123        16,349,255
                                                                            ----------------   ----------------   --------------
            Change in net assets.........................................          914,721         24,704,403        17,253,697
                                                                            ----------------   ----------------   --------------
NET ASSETS:
    Beginning of period..................................................       71,078,115         46,373,712        29,120,015
                                                                            ----------------   ----------------   --------------
    End of period........................................................   $   71,992,836     $   71,078,115     $  46,373,712
                                                                            ================   ================   ==============
Accumulated net investment income........................................   $           --     $           --     $       1,644
                                                                            ================   ================   ==============
--------------------------------------------------------------------------------------------------------------------------------

*     The Fund changed its fiscal year end from August 31 to June 30.

(See Accompanying Notes to the Financial Statements)


                                                MORGAN KEEGAN SELECT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
                                   ------------------------------------------------------------------------------------------------

                                                                   INTERMEDIATE BOND FUND                   HIGH INCOME FUND
                                                             -----------------------------------  ----------------------------------
                                                                YEAR ENDED          YEAR ENDED         YEAR ENDED       YEAR ENDED
                                                                 JUNE 30,            JUNE 30,           JUNE 30,         JUNE 30,
                                                                   2005                2004              2005             2004
------------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS:
OPERATIONS:
Net investment income........................................   $  24,960,362    $  16,116,946    $   123,484,190    $   68,738,301
Net realized gains/(losses) on investments...................         724,505          429,608         13,991,016        26,357,053
Net change in unrealized appreciation/
  (depreciation) on investments..............................      (6,360,604)      (6,097,261)       (22,090,886)       (6,364,839)
                                                                -------------    -------------    ---------------    --------------
        Change in net assets resulting from operations.......      19,324,263       10,449,293        115,384,320        88,730,515
                                                                -------------    -------------    ---------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
    Class A Shares...........................................      (9,980,045)      (7,106,979)       (53,920,735)      (35,035,630)
    Class C Shares...........................................      (9,236,594)      (7,297,721)       (27,832,006)      (19,703,083)
    Class I Shares...........................................      (5,795,863)      (3,131,372)       (34,955,817)      (15,928,046)
Distributions from net realized gain on investments
    Class A Shares...........................................              --         (161,877)        (6,341,964)       (9,219,684)
    Class C Shares...........................................              --         (169,156)        (3,421,214)       (5,503,092)
    Class I Shares...........................................              --          (64,130)        (4,249,497)       (4,135,446)
                                                                -------------    -------------    ---------------    --------------
        Change in net assets resulting from distributions
            to shareholders..................................     (25,012,502)     (17,931,235)      (130,721,233)      (89,524,981)
                                                                -------------    -------------    ---------------    --------------
CAPITAL TRANSACTIONS (SEE NOTE 6):
    Proceeds from sale of shares.............................     324,317,372      129,341,532        411,633,290       319,105,401
    Shares issued in reinvestment of distributions...........      12,393,422        9,498,328         68,748,322        49,626,948
    Payments for shares redeemed.............................     (97,505,269)     (81,561,363)      (171,088,941)     (130,964,231)
                                                                -------------    -------------    ---------------    --------------
        Change in net assets resulting from capital
            transactions.....................................     239,205,525       57,278,497        309,292,671       237,768,118
                                                                -------------    -------------    ---------------    --------------
            Change in Net Assets.............................     233,517,286       49,796,555        293,955,758       236,973,652
                                                                -------------    -------------    ---------------    --------------
NET ASSETS:
    Beginning of period......................................     250,483,900      200,687,345        819,774,463       582,800,811
                                                                -------------    -------------    ---------------    --------------
    End of period............................................   $ 484,001,186    $ 250,483,900    $ 1,113,730,221    $  819,774,463
                                                                =============    =============    ===============    ==============
Accumulated Net Investment Income............................   $    (406,019)   $    (406,019)   $    13,439,016    $     (112,248)
                                                                =============    =============    ===============    ==============
------------------------------------------------------------------------------------------------------------------------------------

                                                MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS
                    ----------------------------------------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:


                                                             INVESTMENT ACTIVITIES                      LESS DISTRIBUTIONS
                `                                    -------------------------------------  ----------------------------------------

                                                                 NET REALIZED
                                          NET ASSET             AND UNREALIZED     TOTAL     DIVIDENDS
                                            VALUE,      NET          GAINS          FROM      FROM NET   DISTRIBUTIONS
                                          BEGINNING  INVESTMENT  (LOSSES) FROM   INVESTMENT  INVESTMENT   FROM CAPITAL     TOTAL
                                          OF PERIOD    INCOME     INVESTMENTS    ACTIVITIES    INCOME        GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
LEADER SHORT TERM BOND FUND
CLASS A SHARES
Period Ended June 30, 2005*...........  $    10.24      0.31         (0.19)        0.12       (0.32)         --         (0.32)
Year Ended August 31, 2004............  $    10.22      0.29          0.02         0.31       (0.29)         --         (0.29)
Year Ended August 31, 2003............  $     9.94      0.36          0.28         0.64       (0.36)         --         (0.36)
Year Ended August 31, 2002............  $    10.11      0.39         (0.17)        0.22       (0.39)         --(3)      (0.39)
Period Ended August 31, 2001 (7)......  $    10.00      0.21          0.11         0.32       (0.21)         --         (0.21)

LEADER SHORT TERM BOND FUND
CLASS I SHARES
Period Ended June 30, 2005*...........  $    10.25      0.34         (0.20)        0.14       (0.35)         --         (0.35)
Year Ended August 31, 2004............  $    10.22      0.32          0.03         0.35       (0.32)         --         (0.32)
Year Ended August 31, 2003............  $     9.94      0.39          0.28         0.67       (0.39)         --         (0.39)
Year Ended August 31, 2002............  $    10.12      0.41         (0.18)        0.23       (0.41)         --(3)      (0.41)
Period Ended August 31, 2001 (8)......  $    10.00      0.30          0.12         0.42       (0.30)         --         (0.30)
------------------------------------------------------------------------------------------------------------------------------------

*      The Fund changed its fiscal year from August 31 to June 30.

(1)    Based on net asset value, which does not reflect the sales charge, if applicable.

(2)    This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(3)    Amount less than $.005.

(4)    Annualized.

(5)    Not Annualized.

(6)    Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(7)    From the commencement of investment operations on March 8, 2001.

(8)    From the commencement of investment operations on January 5, 2001.

(See Accompanying Notes to the Financial Statements)


                                                   MORGAN KEEGAN SELECT FUND, INC.

                                                           RATIO TO AVERAGE NET ASSETS                     SUPPLEMENTAL DATA
                                                    -----------------------------------------         ----------------------------

                   NET ASSET
                    VALUE,                            NET                                              NET ASSETS,       PORTFOLIO
                    END OF          TOTAL          INVESTMENT         NET          EXPENSE WAIVER/    END OF PERIOD      TURNOVER
                    PERIOD        RETURN (1)         INCOME         EXPENSES      REIMBURSEMENT (2)  (000'S OMITTED)     RATE (6)
------------------------------------------------------------------------------------------------------------------------------------
                $   10.04           1.21%(5)          3.65%(4)       1.08%(4)          0.23%(4)      $     5,097             26%
                $   10.24           3.02%             2.76%          1.14%             0.23%         $     7,396             92%
                $   10.22           6.57%             3.48%          1.19%             0.28%         $     4,136             37%
                $    9.94           2.22%             3.77%          1.27%             0.40%         $       969             20%

                                                                                                              70

                $   10.11           3.19%(5)          4.11%(4)       1.31%(4)          0.71%(4)      $                       22%



                $   10.04           1.35%(5)          3.97%(4)       0.81%(4)          0.39%(4)      $    66,896             26%
                $   10.25           3.44%             3.07%          0.84%             0.54%         $    62,281             92%
                $   10.22           6.86%             3.84%          0.90%             0.60%         $    40,957             37%
                $    9.94           2.30%             4.05%          0.98%             0.69%         $    28,151             20%

                                                                                                          17,890

                $   10.12           4.26%(5)          4.50%(4)       0.96%(4)          0.87%(4)      $                       22%
------------------------------------------------------------------------------------------------------------------------------------


                                                   MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                             INVESTMENT ACTIVITIES                      LESS DISTRIBUTIONS
                `                                    -------------------------------------  ----------------------------------------

                                                                 NET REALIZED
                                          NET ASSET             AND UNREALIZED     TOTAL     DIVIDENDS
                                            VALUE,      NET          GAINS          FROM      FROM NET   DISTRIBUTIONS
                                          BEGINNING  INVESTMENT  (LOSSES) FROM   INVESTMENT  INVESTMENT   FROM CAPITAL     TOTAL
                                          OF PERIOD    INCOME     INVESTMENTS    ACTIVITIES    INCOME        GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE BOND FUND
CLASS A SHARES
Year Ended June 30, 2005.............   $   10.03       0.70         (0.11)        0.59       (0.69)            --      (0.69)
Year Ended June 30, 2004.............   $   10.39       0.74         (0.28)        0.46       (0.80)         (0.02)     (0.82)
Year Ended June 30, 2003.............   $   10.17       0.76          0.21         0.97       (0.75)            --      (0.75)
Year Ended June 30, 2002.............   $   10.21       0.96            --         0.96       (0.94)         (0.06)     (1.00)
Year Ended June 30, 2001.............   $    9.74       0.78          0.47         1.25       (0.78)            --      (0.78)

INTERMEDIATE BOND FUND
CLASS C SHARES
Year Ended June 30, 2005.............   $   10.03       0.67         (0.12)        0.55       (0.66)            --      (0.66)
Year Ended June 30, 2004.............   $   10.38       0.71         (0.27)        0.44       (0.77)         (0.02)     (0.79)
Year Ended June 30, 2003.............   $   10.17       0.73          0.20         0.93       (0.72)            --      (0.72)
Year Ended June 30, 2002.............   $   10.21       0.93            --         0.93       (0.91)         (0.06)     (0.97)
Year Ended June 30, 2001.............   $    9.74       0.74          0.47         1.21       (0.74)            --      (0.74)

INTERMEDIATE BOND FUND
CLASS I SHARES
Year Ended June 30, 2005.............   $   10.04       0.73         (0.12)        0.61       (0.72)            --      (0.72)
Year Ended June 30, 2004.............   $   10.39       0.77         (0.27)        0.50       (0.83)         (0.02)     (0.85)
Year Ended June 30, 2003.............   $   10.17       0.79          0.21         1.00       (0.78)            --      (0.78)
Year Ended June 30, 2002.............   $   10.21       0.99            --         0.99       (0.97)         (0.06)     (1.03)
Year Ended June 30, 2001.............   $    9.74       0.80          0.47         1.27       (0.80)            --      (0.80)
------------------------------------------------------------------------------------------------------------------------------------

(1)    Based on net asset value, which does not reflect the sales charge, if applicable.

(2)    Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)    0.91%, 1.25%, and 0.66% before expense  reimbursement and fee waiver from Adviser for classes A, C, and I, respectively,  for the year ended June 30, 2002, 1.12%, 1.47%, and 0.88% before expense reimbursement and fee waiver from Adviser for classes A,
       C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)

                                                   MORGAN KEEGAN SELECT FUND, INC.

                                                    RATIO TO AVERAGE NET ASSETS              SUPPLEMENTAL DATA
                                                -----------------------------------      ---------------------------

                   NET ASSET
                    VALUE,                            NET                                NET ASSETS,       PORTFOLIO
                    END OF          TOTAL          INVESTMENT         NET               END OF PERIOD      TURNOVER
                    PERIOD        RETURN (1)         INCOME         EXPENSES           (000'S OMITTED)     RATE (2)
---------------------------------------------------------------------------------------------------------------------------

                $     9.93           6.05%            6.84%          0.78%              $   191,439             49%

                $    10.03           4.68%            7.30%          0.81%              $    98,194             47%

                $    10.39           9.99%            7.38%          0.85%              $    82,786             38%

                $    10.17           9.61%            9.55%          0.89%(3)           $    54,496             37%

                $    10.21          13.16%            7.73%          0.89%(3)           $    12,375             60%


                $     9.92           5.58%            6.49%          1.13%              $   174,382             49%

                $    10.03           4.42%            6.95%          1.16%              $   107,801             47%

                $    10.38           9.40%            7.03%          1.20%              $    84,554             38%

                $    10.17           9.34%            9.20%          1.23%(3)           $    31,788             37%

                $    10.21          12.76%            7.54%          1.23%(3)           $     9,396             60%


                $     9.93           6.21%            7.09%          0.53%              $   118,180             49%

                $    10.04           5.04%            7.55%          0.56%              $    44,489             47%

                $    10.39          10.15%            7.63%          0.60%              $    33,348             38%

                $    10.17           9.99%            9.80%          0.64%(3)           $    20,289             37%

                $    10.21          13.43%            7.90%          0.63%(3)           $    10,105             60%
---------------------------------------------------------------------------------------------------------------------------


                                                   MORGAN KEEGAN SELECT FUND, INC.

FINANCIAL HIGHLIGHTS
                    ----------------------------------------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED:

                                                             INVESTMENT ACTIVITIES                      LESS DISTRIBUTIONS
                `                                    -------------------------------------  ----------------------------------------

                                                                 NET REALIZED
                                          NET ASSET             AND UNREALIZED     TOTAL     DIVIDENDS
                                            VALUE,      NET          GAINS          FROM      FROM NET   DISTRIBUTIONS
                                          BEGINNING  INVESTMENT  (LOSSES) FROM   INVESTMENT  INVESTMENT   FROM CAPITAL     TOTAL
                                          OF PERIOD    INCOME     INVESTMENTS    ACTIVITIES    INCOME        GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND
CLASS A SHARES
Year Ended June 30, 2005............    $   10.53       1.27         (0.03)        1.24       (1.21)         (0.14)     (1.35)
Year Ended June 30, 2004............    $   10.55       1.09          0.30         1.39       (1.11)         (0.30)     (1.41)
Year Ended June 30, 2003............    $   10.47       1.21          0.04         1.25       (1.14)         (0.03)     (1.17)
Year Ended June 30, 2002............    $   10.56       1.42         (0.07)        1.35       (1.33)         (0.11)     (1.44)
Year Ended June 30, 2001............    $    9.98       1.30          0.58         1.88       (1.30)            --      (1.30)


HIGH INCOME FUND
CLASS C SHARES
Year Ended June 30, 2005............    $   10.54       1.22         (0.04)        1.18       (1.16)         (0.14)     (1.30)
Year Ended June 30, 2004............    $   10.55       1.04          0.31         1.35       (1.06)         (0.30)     (1.36)
Year Ended June 30, 2003............    $   10.47       1.16          0.04         1.20       (1.09)         (0.03)     (1.12)
Year Ended June 30, 2002............    $   10.56       1.37         (0.07)        1.30       (1.28)         (0.11)     (1.39)
Year Ended June 30, 2001............    $    9.98       1.25          0.58         1.83       (1.25)            --      (1.25)


HIGH INCOME FUND
CLASS I SHARES
Year Ended June 30, 2005............    $   10.54       1.30         (0.04)        1.26       (1.24)         (0.14)     (1.38)
Year Ended June 30, 2004............    $   10.55       1.11          0.31         1.42       (1.13)         (0.30)     (1.43)
Year Ended June 30, 2003............    $   10.47       1.24          0.04         1.28       (1.17)         (0.03)     (1.20)
Year Ended June 30, 2002............    $   10.56       1.45         (0.07)        1.38       (1.36)         (0.11)     (1.47)
Year Ended June 30, 2001............    $    9.98       1.32          0.58         1.90       (1.32)            --      (1.32)
---------------------------------------------------------------------------------------------------------------------------------

(1)    Based on net asset value, which does not reflect the sales charge, if applicable.

(2)    Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(3)    1.24%, 1.74%, and 1.00% before expense  reimbursement and fee waiver from Adviser for Classes A, C, and I, respectively, for the year ended June 30, 2001.

(See Accompanying Notes to the Financial Statements)

                                                   MORGAN KEEGAN SELECT FUND, INC.

                                                    RATIO TO AVERAGE NET ASSETS              SUPPLEMENTAL DATA
                                                -----------------------------------      ---------------------------

                   NET ASSET
                    VALUE,                            NET                                NET ASSETS,       PORTFOLIO
                    END OF          TOTAL          INVESTMENT         NET               END OF PERIOD      TURNOVER
                    PERIOD        RETURN (1)         INCOME         EXPENSES           (000'S OMITTED)     RATE (2)
---------------------------------------------------------------------------------------------------------------------------

                 $  10.42           12.32%            12.15%         1.10%              $   504,372             86%

                 $  10.53           14.05%            10.23%         1.11%              $   391,100             79%

                 $  10.55           12.72%            10.99%         1.13%              $   298,816             67%

                 $  10.47           13.57%            13.52%         1.15%              $   135,195             33%

                 $  10.56           19.88%            12.86%         1.19%(3)           $    28,874             38%


                 $  10.42           11.65%            11.65%         1.60%              $   276,194             86%

                 $  10.54           13.59%             9.73%         1.61%              $   219,313             79%

                 $  10.55           12.16%            10.48%         1.64%              $   173,290             67%

                 $  10.47           13.01%            13.03%         1.64%              $    74,954             33%

                 $  10.56           19.30%            12.36%         1.69%(3)           $    15,759             38%


                 $  10.42           12.48%            12.40%         0.85%              $   333,164             86%

                 $  10.54           14.44%            10.48%         0.86%              $   209,361             79%

                 $  10.55           13.00%            11.24%         0.88%              $   110,695             67%

                 $  10.47           13.85%            13.76%         0.91%              $    51,073             33%

                 $  10.56           20.18%            13.18%         0.95%(3)           $    17,414             38%
-------------------------------------------------------------------------------------------------------------------------------

                         MORGAN KEEGAN SELECT FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS
                                  ----------------------------------------------

1      ORGANIZATION

Morgan Keegan Select Fund, Inc. (the "Company") was organized as a Maryland corporation on October 27, 1998. The Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of the date of this report, the Company consists of three portfolios, each with its own investment objective. The accompanying financial statements are for the Regions Morgan Keegan Select LEADER Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (collectively, the "Funds" and individually, a "Fund").

The Regions Morgan Keegan Select Intermediate Bond Fund and the Regions Morgan Keegan Select High Income Fund offer three classes of shares: Class A Shares, Class C Shares and Class I Shares. The Regions Morgan Keegan Select LEADER Short Term Bond Fund offers Class A Shares and Class I Shares only. The Articles of Incorporation permit the Directors to issue full and fractional shares of beneficial interest (with a par value of $0.001) for each class as follows:

                                        SHORT TERM              INTERMEDIATE              HIGH INCOME
                                        BOND FUND                BOND FUND                   FUND
-------------------------------------------------------------------------------------------------------------
Class A Shares..................       100,000,000              100,000,000               300,000,000

Class C Shares..................                --              100,000,000               300,000,000

Class I Shares..................       100,000,000              100,000,000               300,000,000

Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under the Funds' distribution plan and administrative services agreement, and the voting rights on matters affecting a single class of shares. Class A Shares are sold at net asset value plus the applicable front-end sales charge. The sales charge varies depending on the amount of your purchase. Purchases of Class A Shares of $1 million or more have a 1% Contingent Deferred Sales Charge ("CDSC") if the Shares are redeemed within 12 months of purchase. Class C Shares and Class I Shares are sold without a sales charge at net asset value per share. Class C Shares have a 1% CDSC if Shares are redeemed within 12 months of purchase. Class I Shares are available only to a limited group of investors at the discretion of the Funds through special programs like employer-sponsored retirement plans, advisory accounts of the investment manager, and certain programs available through brokers, like wrap accounts. These programs usually involve special conditions and separate fees. The assets of each portfolio of the Company are segregated and a shareholder's interest is limited to the portfolio in which Shares are held.

                         MORGAN KEEGAN SELECT FUND, INC.

Under the Funds' organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2    REORGANIZATION

REGIONS MORGAN KEEGAN SELECT LEADER SHORT TERM BOND FUND--LEADER Mutual Funds and the Company entered into an Agreement and Plan of Reorganization ("Reorganization Plan") on behalf of the LEADER Short Term Bond Fund ("Acquired Fund") and the Regions Morgan Keegan Select LEADER Short Term Bond Fund ("Acquiring Fund"), a newly created series of the Company. The Reorganization Plan provided for the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and the issuance of shares of the newly created Acquiring Fund distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund ("Reorganization"). The Acquiring Fund adopted all of the history of the Acquired Fund.

Pursuant to the Reorganization Plan, each shareholder of Investor A Shares and Investor B Shares of the Acquired Fund received Class A Shares of the Acquiring Fund with the same net asset value as the shareholder had immediately prior to the Reorganization. No Contingent Deferred Sales Charges were assessed on the Investor B Shares of the Acquired Fund at the time of the conversion as a result of the termination and conversion to Class A Shares of the Acquiring Fund.

The Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on February 18, 2005 following approval by shareholders of the Acquired Fund at a special shareholder meeting. As a result of the Reorganization, the Acquiring Fund changed its fiscal year end to June 30, 2005 to be consistent with the other series of the Company.

3    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with the accounting principles generally accepted in the United States of America.

                         MORGAN KEEGAN SELECT FUND, INC.

INVESTMENT VALUATIONS--Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the exchange where the security is primarily traded as of close of business on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, on the valuation date. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price, usually 4:00 p.m., Eastern Time, on the valuation date. Securities for which no sales were reported for that day are valued at the last available bid quotation on the exchange or system where the security is principally traded. Long-term debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term debt securities having a maturity of sixty days or less from the valuation date may be valued at amortized cost, which approximates market value. Investments in other open-end registered investment companies are valued at net asset value as reported by those investment companies. Investments for which market quotations are not readily available, or available quotations which appear to not accurately reflect the current value of an investment, are valued at fair value as determined in good faith by the Valuation Committee using procedures established by and under the direction of the Board of Directors. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

EXPENSES--Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund of the Company are allocated among the respective Funds based upon relative net assets or another appropriate basis. Expenses directly attributable to a class of shares are charged directly to that class.

                         MORGAN KEEGAN SELECT FUND, INC.

The investment income, fees and expenses (other than class specific fees and expenses) and realized and unrealized gains and losses of a Fund are allocated to each class of shares based upon their relative net assets or another appropriate basis on the date the income is earned or the expenses and realized and unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Funds pay dividends to their shareholders from the Funds' respective net investment income. Income dividends for the Funds are declared daily and paid monthly. Each Fund also distributes all of its net realized capital gains, if any, on an annual basis. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific fees and expenses. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from Accounting Principles Generally Accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, net operating gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

REPURCHASE AGREEMENTS--The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreement"). The Funds may invest in repurchase agreements with institutions that are deemed by Morgan Asset Management, Inc., the Adviser, to be of good standing and creditworthy pursuant to the guidelines established by the Directors. A third party custodian bank takes possession of the underlying securities ("collateral") of a repurchase agreement, the value of which is at all times at least equal to the principal amount of the repurchase transaction, including accrued interest. In the event of counterparty default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. However, there could be potential losses to the Funds in the event of default or bankruptcy by the counterparty to the agreement and the Funds are delayed or prevented from exercising their rights to dispose of the collateral, including the risk of possible decline in the value of the collateral during the period while the Funds seek to assert their rights.

                         MORGAN KEEGAN SELECT FUND, INC.

OPTION WRITING--When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended June 30, 2005 were as follows:

                                                                              HIGH INCOME FUND
                                                                     --------------------------------
                                                                         NUMBER OF       PREMIUMS
                                                                         CONTRACTS       RECEIVED
                                                                     --------------------------------
Options outstanding at June 30, 2004...........................                 2      $        291
Options written................................................             4,030           271,148
Options terminated in closing purchase transactions............                --                --
Options expired................................................            (2,997)         (153,984)
Options exercised..............................................            (1,035)         (117,455)
                                                                     -------------     --------------
Options outstanding at June 30, 2005...........................                --                --
                                                                     -------------     --------------

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

4    AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER--The Funds have entered into an Investment Advisory Agreement with Morgan Asset Management, Inc. (the "Adviser"), a wholly owned subsidiary of MK Holding, Inc., which is a wholly owned subsidiary of Regions

                         MORGAN KEEGAN SELECT FUND, INC.

Financial Corporation ("Regions"). Under the terms of the agreement, the Funds are charged the following annual management fees, before any contractual waivers, which are calculated daily and paid monthly based on the average daily net assets of the Funds:

                                                INVESTMENT ADVISER ANNUAL FEE
FUND                                          PERCENTAGE OF AVERAGE DAILY ASSETS
--------------------------------------------------------------------------------

LEADER Short Term Bond Fund.............                      0.55%
Intermediate Bond Fund..................                      0.40%
High Income Fund........................                      0.75%

The Adviser has contractually agreed to reduce its fees on the Regions Morgan Keegan Select LEADER Short Term Bond Fund through February 18, 2006 as follows:

                                     ANNUAL FEE BEFORE       ANNUAL FEE AFTER
FUND                               CONTRACTUAL REDUCTION   CONTRACTUAL REDUCTION
--------------------------------------------------------------------------------

LEADER Short Term Bond Fund.....            0.55%                 0.35%

The Adviser has contractually agreed to waive its fee and to reimburse each of the following funds through June 30, 2006 to the extent its annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) exceeds a specific percentage of net assets as follows:

                                                CLASS A     CLASS C     CLASS I
FUND                                            SHARES       SHARES      SHARES
--------------------------------------------------------------------------------

Intermediate Bond Fund.................          0.90%        1.25%      0.65%

High Income Fund.......................          1.25%        1.75%      1.00%

ADMINISTRATOR--The Regions Morgan Keegan Select LEADER Short Term Bond Fund and Morgan Keegan & Company, Inc. ("Morgan Keegan"), a wholly owned subsidiary of Regions and an affiliate of the Adviser, have entered into an Administration Agreement, under which Morgan Keegan provides certain administrative personnel and services for an annual fee of 0.12% based on the average daily net assets of the Fund. Morgan Keegan also provides an employee to serve the Funds' as Chief Compliance Officer for which Morgan Keegan receives no compensation from the Funds.

FUND ACCOUNTANT--The Company and Morgan Keegan have entered into a Fund Accounting Service Agreement, under which Morgan Keegan provides portfolio accounting services to the Funds for an annual fee of 0.03% based on the average daily net assets of the Funds.

                         MORGAN KEEGAN SELECT FUND, INC.

DISTRIBUTOR--Morgan Keegan became the distributor of the Regions Morgan Keegan Select LEADER Short Term Bond Fund on February 18, 2005. The Company has adopted two Distribution Plans pursuant to Rule 12b-1 under the Act ("12b-1 Plans") one with respect to Class A Shares and the other with respect to Class C Shares of the Funds. The 12b-1 Plans compensate Morgan Keegan, the Funds' principal Distributor, and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' Shares. Under the Class A Shares' 12b-1 Plan, the Funds pay a fee at an annual rate of up to 0.25% of the average daily net assets with respect to Class A Shares of the Funds. Under the Class C Shares' 12b-1 Plan, the Funds pay a fee at an annual rate of up to 0.75% of the average daily net assets with respect to Class C Shares of the Funds.

SALES CHARGES--Morgan Keegan received commissions on the sale of shares of the Funds. For the period ended June 30, 2005, Morgan Keegan received front-end sales charges and contingent deferred sales charges as follows:

                                        FRONT END               CONTINGENT DEFERRED
                                       SALES CHARGES               SALES CHARGES
                                    -------------------  ------------------------------------------------------------
                                      CLASS A SHARES        CLASS A SHARES      CLASS C SHARES    INVESTOR B SHARES
                                    -------------------  -------------------  -----------------  --------------------
LEADER Short Term Bond Fund*         $         7,065      $          --          $          --     $          5,062
Intermediate Bond Fund...........            825,360            160,680                 45,741                   --
High Income Fund.................          1,802,629            215,710                 29,085                   --

*    FOR THE TEN-MONTH PERIOD ENDED JUNE 30, 2005.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT--Morgan Keegan serves as the Transfer and Dividend Disbursing Agent for the Regions Morgan Keegan Select Intermediate Bond Fund and the Regions Morgan Keegan Select High Income Fund. BISYS Fund Services Ohio, Inc. ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Transfer and Dividend Disbursing Agent for the Regions Morgan Keegan Select LEADER Short Term Bond Fund. The fee paid to Morgan Keegan and BISYS is based on the size, type and number of accounts and transactions made by shareholders.

GENERAL--Certain of the Officers and Directors of the Company are also Officers and Directors of the Adviser, Morgan Keegan, and Regions Bank. Such Officers and Directors of the Company who are "Interested Persons" as defined in the 1940 Act receive no salary or fees from the Funds. Independent Directors receive an annual retainer of $4,000 and a fee of $1,000 per quarterly meeting with reimbursement for related expenses for each meeting of the Board attended from the Company. Each chairperson of the Independent Directors Committee and Audit Committee receives annual compensation of $500 from the Company. An

                         MORGAN KEEGAN SELECT FUND, INC.

additional $1,500 is paid to the Independent Directors for attending special meetings in person, and an additional $500 is paid for attending special meetings by telephone. No Director is entitled to receive pension or retirement benefits from the Company. The table below sets forth the compensation paid to the Directors by the Company during the period covered by this report.

                                                 AGGREGATE COMPENSATION FROM THE
                                                  FUNDS DURING THE PERIOD ENDED
NAME                                                      JUNE 30, 2005
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
William Jefferies Mann........................            $       9,000
James Stillman R. McFadden....................                    8,625
W. Randall Pittman............................                    8,375
Mary S. Stone.................................                    8,375
Archie W. Willis III..........................                    8,375


TRUSTEES WHO ARE "INTERESTED PERSONS"
J. Kenneth Alderman...........................                     None
Allen B. Morgan, Jr...........................                     None

OTHER TRANSACTIONS--For the period ended June 30, 2005, Morgan Keegan earned no underwriting discounts, direct commissions, or dealer incentives on the sales and purchases of investment securities held by the Funds.

FORMER SERVICE PROVIDERS TO THE REGIONS MORGAN KEEGAN SELECT LEADER SHORT TERM BOND FUND AS A RESULT OF THE REORGANIZATION--Prior to July 1, 2004, Union Planters Investment Advisors, Inc. ("UPIA") served as the investment adviser to the Fund. Under the Investment Advisory Agreement with UPIA, the Fund paid a fee of 0.55% calculated daily and paid monthly based on the average daily net assets of the Fund. UPIA voluntarily agreed to waive a portion of its fee.

Prior to February 18, 2005, BISYS, with whom certain officers of the Funds were affiliated at the time, served as the Fund's administrator and distributor. Such individuals were not paid any fees directly by the Funds for serving as officers. Pursuant to the Administration Agreement, BISYS received a fee computed at an annual rate of 0.20% of the Fund's average daily net assets.

From February 18, 2005 through June 30, 2005, BISYS served as Sub-Administrator to the Fund. Pursuant to the Sub-Administration Agreement, BISYS earned a fee from Morgan Keegan computed at an annual rate of 0.105% of the Fund's average daily net assets.

Through June 30, 2005, BISYS served as the Fund Accountant to the Fund. Under the Fund Accounting Agreement, BISYS received a fee from the Fund at the

                         MORGAN KEEGAN SELECT FUND, INC.

annual rate of 0.03% of the Fund's average daily net assets up to $500 million, 0.02% of the Fund's average daily net assets in excess of $500 million up to $1 billion, and 0.01% of the Fund's average daily net assets in excess of $1 billion, subject to a minimum annual fee.

Prior to February 18, 2005, the Institutional Shares of the Fund were subject to an Administrative Services Plan. Under the Administrative Services Plan, the Fund paid a monthly fee at an annual rate not to exceed 0.30% of the average daily net assets of the Fund's Institutional Shares. Part or all of these fees were paid to financial institutions that provided administrative support services to certain Fund shareholders who owned Institutional Shares of the Fund that were also customers of the financial institution.

Prior to February 18, 2005, LEADER Mutual Funds (the "Trust") had adopted a Rule 12b-1 Distribution and Service Plan with respect to the Investor B Shares of the Fund. The 12b-1 Plan compensated the distributor and other dealers and investment representatives for services and expenses relating to the sales and distribution of the Fund's Investor B Shares and/or for providing shareholder services. Under the Investor B Shares' 12b-1 Plan, the Trust paid a fee of up to 0.75% of the average daily net assets with respect to Investor B Shares of the Fund.

BISYS was entitled to receive commissions on sales of shares of the Fund. For the year ended August 31, 2004, BISYS received $8,168 of commissions on sales of shares of the Fund, of which $7,114 was allowed to affiliated broker/dealers of the Fund. For the period ended June 30, 2005, BISYS did not receive any commissions.

5    INVESTMENT TRANSACTIONS

During the period ended June 30, 2005, cost of purchases and proceeds from sales and maturities of investment securities, including long-term U.S. Government Securities, but excluding short-term securities, for each Fund were as follows:

FUND                                                          PURCHASES            SALES
------------------------------------------------------------------------------------------------
LEADER Short Term Bond Fund*......................      $    16,515,403      $   18,504,080

Intermediate Bond Fund............................          405,696,020         170,134,586

High Income Fund..................................        1,111,333,822         848,825,368

*    FOR THE TEN-MONTH PERIOD ENDED JUNE 30, 2005.

                                                 MORGAN KEEGAN SELECT FUND, INC.

6    CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows:

                                                                        LEADER SHORT TERM BOND FUND
                                                    PERIOD ENDED*                YEAR ENDED                 YEAR ENDED
                                                    JUNE 30, 2005             AUGUST 31, 2004             AUGUST 31, 2003
                                                ----------------------  ---------------------------    ------------------------
                CLASS A SHARES                   SHARES      DOLLARS       SHARES        DOLLARS          SHARES      DOLLARS
Shares sold..................................    252,080  $ 2,540,763      610,128    $ 6,305,412        329,178   $ 3,373,552
Issued in connection with exchange from
   Investor B Shares.........................    111,867    1,154,161           --             --             --            --
Shares issued in reinvestment of
   distributions                                  16,477      166,885       16,586        170,525          5,112        52,019
Shares redeemed..............................   (594,702)  (6,025,355)    (309,354)    (3,166,676)       (27,165)     (278,081)
                                                --------- ------------    ---------   ------------       --------  ------------
Net change resulting from Class A Share
   transactions..............................   (214,278) $(2,163,546)     317,360    $ 3,309,261        307,125   $ 3,147,490
                                                --------- ------------    ---------   ------------       --------  ------------

                                                    PERIOD ENDED*                YEAR ENDED                 YEAR ENDED
                                                    JUNE 30, 2005             AUGUST 31, 2004             AUGUST 31, 2003
                                                ----------------------  ---------------------------    ------------------------
                CLASS I SHARES                   SHARES      DOLLARS       SHARES        DOLLARS          SHARES      DOLLARS
Shares sold..................................  1,820,497  $18,434,538    3,186,257    $32,933,451      1,749,544   $17,791,061
Shares issued in reinvestment of
   distributions.............................     41,753      422,303       35,536        365,677         39,239       398,041
Shares redeemed.............................. (1,278,326) (12,884,656)  (1,149,035)   (11,812,161)      (615,994)   (6,271,384)
                                              ----------- ------------  -----------   ------------     ----------  ------------
Net change resulting from Class I Share
   transactions..............................    583,924  $ 5,972,185    2,072,758    $21,486,967      1,172,789   $11,917,718
                                              ----------  -----------   ----------    -----------      ---------   -----------

                                                    PERIOD ENDED*                YEAR ENDED                 YEAR ENDED
                                                    JUNE 30, 2005             AUGUST 31, 2004             AUGUST 31, 2003
                                                ----------------------  ---------------------------    ------------------------
              INVESTOR B SHARES                  SHARES      DOLLARS       SHARES        DOLLARS          SHARES      DOLLARS
Shares sold...................................         8  $        85       73,839    $   763,447        127,861   $ 1,311,479
Shares issued in reinvestment of
   distributions                                   1,714       17,455        2,515         25,899            704         7,274
Shares redeemed...............................   (26,620)    (271,320)     (64,885)      (665,451)        (3,396)      (34,706)
Redeemed in connection with exchange to
   Class A Shares.............................  (111,740)  (1,154,161)          --             --             --            --
                                              ----------  -----------   ----------    -----------      ---------   -----------
Net change resulting from Investor B Share
   transactions...............................  (136,638) $(1,407,941)      11,469    $   123,895        125,169   $ 1,284,047
Net change resulting from Fund Share
   transactions...............................   233,008  $ 2,400,698    2,401,587    $24,920,123      1,605,083   $16,349,255
                                              ==========  ===========   ==========    ===========      =========   ===========

* THE FUND CHANGED ITS FISCAL YEAR END FROM AUGUST 31 TO JUNE 30.


                                                 MORGAN KEEGAN SELECT FUND, INC.

                                                                                 INTERMEDIATE BOND FUND
                                                                           YEAR ENDED                  YEAR ENDED
                                                                         JUNE 30, 2005                JUNE 30, 2004
                                                                 ---------------------------  --------------------------
                          CLASS A SHARES                             SHARES        DOLLARS        SHARES        DOLLARS
------------------------------------------------------------------------------------------------------------------------
Shares sold...................................................    14,188,546   $142,538,235     5,369,141   $54,430,779
Shares issued in reinvestment of distributions................       426,034      4,279,997       377,827     3,836,224
Shares redeemed...............................................    (5,123,142)   (51,339,304)   (3,930,606)  (39,905,297)
                                                                  -----------  -------------   -----------  ------------
Net change resulting from Class A Share transactions..........     9,491,438   $ 95,478,928     1,816,362   $18,361,706
                                                                  -----------  -------------   -----------  ------------

                                                                           YEAR ENDED                  YEAR ENDED
                                                                         JUNE 30, 2005                JUNE 30, 2004
                                                                 ---------------------------  --------------------------
                          CLASS C SHARES                             SHARES        DOLLARS        SHARES        DOLLARS
------------------------------------------------------------------------------------------------------------------------
Shares sold...................................................     8,727,905   $ 87,746,763     4,714,307   $47,857,735
Shares issued in reinvestment of distributions................       506,704      5,084,171       411,692     4,174,388
Shares redeemed...............................................    (2,412,898)   (24,232,838)   (2,521,508)  (25,564,124)
                                                                  -----------  -------------   -----------  ------------
Net change resulting from Class C Share transactions..........     6,821,711   $ 68,598,096     2,604,491   $26,467,999
                                                                  -----------  -------------   -----------  ------------

                                                                           YEAR ENDED                  YEAR ENDED
                                                                         JUNE 30, 2005                JUNE 30, 2004
                                                                 ---------------------------  --------------------------
                          CLASS I SHARES                             SHARES        DOLLARS        SHARES        DOLLARS
------------------------------------------------------------------------------------------------------------------------
Shares sold...................................................     9,347,951   $ 94,032,374     2,659,975   $27,053,018
Shares issued in reinvestment of distributions................       302,132      3,029,254       146,514     1,487,716
Shares redeemed...............................................    (2,185,504)   (21,933,127)   (1,583,646)  (16,091,942)
                                                                  -----------  -------------   -----------  ------------
Net change resulting from Class I Share transactions..........     7,464,579   $ 75,128,501     1,222,843   $12,448,792
                                                                  -----------  -------------   -----------  ------------
Net change resulting from Fund Share transactions.............    23,777,728   $239,205,525  5,643,696.00   $57,278,497
                                                                  ===========  ============= =============  ============

                                                                                      HIGH INCOME FUND

                                                                           YEAR ENDED                  YEAR ENDED
                                                                         JUNE 30, 2005                JUNE 30, 2004
                                                                 ---------------------------  --------------------------
                          CLASS A SHARES                             SHARES        DOLLARS        SHARES        DOLLARS
------------------------------------------------------------------------------------------------------------------------
Shares sold...................................................    18,555,144   $196,684,688    13,380,936  $140,904,864
Shares issued in reinvestment of distributions................     2,709,592     28,751,112     2,176,675    22,847,019
Shares redeemed...............................................    (9,976,037)  (105,630,186)   (6,751,010)  (71,051,576)
                                                                  -----------  -------------   -----------  ------------
Net change resulting from Class A Share transactions..........    11,288,699   $119,805,614     8,806,601   $92,700,307
                                                                  -----------  -------------   -----------  ------------

                                                                           YEAR ENDED                  YEAR ENDED
                                                                         JUNE 30, 2005                JUNE 30, 2004
                          CLASS C SHARES                             SHARES        DOLLARS        SHARES        DOLLARS
------------------------------------------------------------------------------------------------------------------------
Shares sold...................................................     6,394,240   $ 67,985,148     5,372,087   $56,607,853
Shares issued in reinvestment of distributions................     1,567,019     16,634,536     1,342,997    14,098,465
Shares redeemed...............................................    (2,271,014)   (24,104,081)   (2,323,415)  (24,478,800)
                                                                  -----------  -------------   -----------  ------------
Net change resulting from Class C Share transactions..........     5,690,245   $ 60,515,603     4,391,669   $46,227,518
                                                                  -----------  -------------   -----------  ------------

                                                                           YEAR ENDED                  YEAR ENDED
                                                                         JUNE 30, 2005                JUNE 30, 2004
                                                                 ---------------------------  --------------------------
                          CLASS I SHARES                             SHARES        DOLLARS        SHARES        DOLLARS
------------------------------------------------------------------------------------------------------------------------
Shares sold...................................................    13,820,187   $146,963,454    11,529,404   $121,592,684
Shares issued in reinvestment of distributions................     2,200,712     23,362,674     1,207,240    12,681,464
Shares redeemed...............................................    (3,920,007)   (41,354,674)   (3,357,912)  (35,433,855)
                                                                  -----------  -------------   -----------  ------------
Net change resulting from Class I Share transactions..........    12,100,892   $128,971,454     9,378,732   $98,840,293
                                                                  -----------  -------------   -----------  ------------
Net change resulting from Fund Share transactions.............    29,079,836   $309,292,671    22,577,002   $237,768,118
                                                                  ===========  =============   ===========  ============

                         MORGAN KEEGAN SELECT FUND, INC.

7    FEDERAL TAX INFORMATION

Each Fund of the Company is treated as a separate entity for federal tax purposes. No provision for federal income or excise taxes is required since the Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code") and distribute substantially all their taxable net investment income and capital gains to their shareholders.

Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage- and asset-backed securities, REIT adjustments, and distribution reclasses.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

For the period ended June 30, 2005, permanent differences identified and reclassified among the components of net assets were as follows:


                                                                      LEADER
                                                                    SHORT TERM         INTERMEDIATE        HIGH INCOME
                                                                    BOND FUND*          BOND FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
Undistributed Net Investment Income......................      $       83,135      $        52,140     $    (1,908,300)

Accumulated Net Realized Gain (Loss) on Investments......             (83,135)             (52,140)          1,908,300

*    FOR THE TEN-MONTH PERIOD ENDED JUNE 30, 2005.


The tax character of distributions as reported on the Statements of Changes in Net Assets for the period ended June 30, 2005 was as follows:

                                                                       LEADER
                                                                     SHORT TERM         INTERMEDIATE        HIGH INCOME
                                                                     BOND FUND*          BOND FUND             FUND
----------------------------------------------------------------------------------------------------------------------------
Ordinary Income(1)......................................        $    2,444,664      $    25,012,502     $   120,826,209
Long-Term Capital Gains.................................                    --                   --           9,895,024
                                                                --------------      ---------------     ---------------
Total Distributions.....................................        $    2,444,664      $    25,012,502     $   130,721,233
                                                                ==============      ==============      ==============

*    FOR THE TEN-MONTH PERIOD ENDED JUNE 30, 2005.

1 FOR TAX PURPOSES, SHORT-TERM CAPITAL GAIN DISTRIBUTIONS ARE CONSIDERED ORDINARY INCOME DISTRIBUTIONS.

                         MORGAN KEEGAN SELECT FUND, INC.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the year ended June 30, 2004 was as follows:

                                                                     LEADER
                                                                   SHORT TERM         INTERMEDIATE         HIGH INCOME
                                                                   BOND FUND*           BOND FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
Ordinary Income(1)......................................      $    1,894,110      $    17,931,235      $    89,079,372
Long-Term Capital Gains.................................                  --                   --              445,609
                                                              --------------      ---------------      ---------------
Total Distributions.....................................      $    1,894,110      $    17,931,235      $    89,524,981
                                                              ==============      ===============      ===============

* REPRESENTS TAX CHARACTER OF DISTRIBUTIONS FOR THE PERIOD OF SEPTEMBER 1, 2003 THROUGH AUGUST 31, 2004, THE FUND'S PRIOR FISCAL YEAR.

1 FOR TAX PURPOSES, SHORT-TERM CAPITAL GAIN DISTRIBUTIONS ARE CONSIDERED ORDINARY INCOME DISTRIBUTIONS.

For the Regions Morgan Keegan Select LEADER Short Term Bond Fund, the tax character of distributions as reported on the Statements of Changes in Net Assets for the year ended August 31, 2003 was as follows:

                                                                                                              LEADER
                                                                                                            SHORT TERM
                                                                                                             BOND FUND
----------------------------------------------------------------------------------------------------------------------------
Ordinary Income(1)...............................................................................       $    1,400,039
Long-Term Capital Gains..........................................................................                   --
                                                                                                         --------------
Total Distributions..............................................................................       $    1,400,039
                                                                                                         ==============

1 FOR TAX PURPOSES, SHORT-TERM CAPITAL GAIN DISTRIBUTIONS ARE CONSIDERED ORDINARY INCOME DISTRIBUTIONS.

For the year ended June 30, 2005, the tax basis components of net assets were as follows:

                                                                     LEADER
                                                                   SHORT TERM         INTERMEDIATE         HIGH INCOME
                                                                    BOND FUND           BOND FUND              FUND
------------------------------------------------------------------------------------------------------------------------
Gross Unrealized Appreciation.............................     $      145,502     $     8,817,364      $    33,678,366
Gross Unrealized (Depreciation)...........................           (971,488)        (18,714,713)         (62,832,772)
                                                               ---------------    ----------------     ----------------
Net Unrealized Appreciation/(Depreciation)................           (825,986)         (9,897,349)         (29,154,406)
                                                               ---------------    ----------------     ----------------
Undistributed Ordinary Income.............................                 --             909,219           23,403,115
Capital Loss Carryforwards and Post-October Losses........           (279,006)           (810,535)                  --
                                                               ---------------    ----------------     ----------------
Distributable Earnings....................................           (279,006)             98,684           23,403,115
Paid-in Capital...........................................         73,052,178         493,799,851        1,119,481,512
                                                               ---------------    ----------------     ----------------
Net Assets................................................     $   71,947,186     $   484,001,186      $ 1,113,730,221
                                                               ==============     ===============      ===============

                         MORGAN KEEGAN SELECT FUND, INC.

At June 30, 2005, the Funds' cost of investments for federal tax purposes was as follows:

                                                                     LEADER
                                                                   SHORT TERM         INTERMEDIATE         HIGH INCOME
                                                                    BOND FUND           BOND FUND              FUND
----------------------------------------------------------------------------------------------------------------------------
Cost of Investments......................................      $   71,338,332     $   491,900,386      $ 1,142,784,892

CAPITAL LOSS CARRYFORWARDS--During the period ended June 30, 2005, the Regions Morgan Keegan Select LEADER Short Term Bond Fund utilized $44,531 in capital loss carryforwards. At June 30, 2005, the following funds had capital loss carryforwards which will reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

FUND                                                                         EXPIRING IN 2011         EXPIRING IN 2012
----------------------------------------------------------------------------------------------------------------------------
LEADER Short Term Bond Fund.....................................             $       44,707             $     196,031
Intermediate Bond Fund..........................................                         --                   779,397

POST-OCTOBER LOSSES DEFERRED--Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Regions Morgan Keegan Select LEADER Short Term Bond Fund and Regions Morgan Keegan Select Intermediate Bond Fund had $38,268 and $31,138 in post October losses, respectively.

8    CONCENTRATION OF CREDIT RISK

The Funds invest primarily in debt instruments. The ability of the issuers of the securities held by the Funds to meet their obligations might be affected by economic developments in a specific industry, state, or region.

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Morgan Keegan Select Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Regions Morgan Keegan Select LEADER Short Term Bond Fund, Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund (hereafter referred to as the "Funds") at June 30, 2005, and the results of each of their operations for the year or period then ended, the results of the operations of the Regions Morgan Keegan Select LEADER Short Term Bond Fund for the year ended August 31, 2004, the changes in each of their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the four years in the period then ended for Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund and for each of the two years in the period then ended for Regions Morgan Keegan Select LEADER Short Term Bond Fund in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the fiscal period ended June 30, 2001 of Regions Morgan Keegan Select Intermediate Bond Fund and Regions Morgan Keegan Select High Income Fund were audited by other auditors whose report, dated July 27, 2001, expressed an unqualified opinion on those statements. The statement of changes in net assets for the year ended August 31, 2003 and the financial highlights for each of the years or periods ended August 31, 2003, 2002 and 2001 of Regions Morgan Keegan Select LEADER Short Term Bond Fund were audited by other auditors whose report, dated October 13, 2003, expressed an unqualified opinion on those statements.


/s/ PricewaterhouseCoopers LLP
------------------------------
Memphis, Tennessee
August 19, 2005

                         BOARD OF DIRECTORS AND OFFICERS

The following tables set forth information concerning the Directors and Officers of the Funds. All persons named as Directors and Officers also serve in similar capacities for the other registered investment companies in the Regions Morgan Keegan Fund complex overseeing a total of twenty-three portfolios. The Regions Morgan Keegan Fund complex includes Morgan Keegan Select Fund, Inc., Regions Morgan Keegan Select Funds, RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., and RMK Strategic Income Fund, Inc. An asterisk (*) indicates the Directors and/or Officers who are interested persons of the Funds as defined by the Investment Company Act of 1940. The Statement of Additional Information for the Funds includes additional information about the Fund's Directors and is available upon request, without charge, by calling the Funds at 800-564-2188.

DIRECTORS
         -----------------------------------------------------------------------

NAME, AGE, POSITION,
LENGTH OF SERVICE                                              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
ALLEN B. MORGAN, JR.*                          Mr. Morgan has served as a Director and Vice-Chairman of Regions Financial
Age 63, Chairman and Director,                 Corporation since 2001 and 2003, respectively. He has also served as a
Since 1999                                     Director of Morgan Asset Management, Inc. since 1993. He also has been
                                               Chairman of Morgan Keegan & Company, Inc. since 1969 and Executive Managing
                                               Director of Morgan Keegan & Company, Inc. since 1969.

J. KENNETH  ALDERMAN*                          Mr.  Alderman has been  President of Regions Morgan Keegan Trust Company and
Age 53,  Director,                             Chief  Executive  Officer of Morgan Asset Management, Inc. since 2002. He has
Since 2003                                     been Executive Vice President of Regions Financial Corporation since 2000.
                                               He served Regions as Senior Vice President and Capital Management Group
                                               Director and investment adviser to the Regions Financial Corporation proprietary fund family from 1995 to 2000. He is a Certified Public Accountant and a Chartered Financial Analyst.

WILLIAM JEFFERIES MANN                         Mr. Mann has been Chairman and President of Mann Investments, Inc. (real
Age 72, Director,                              estate investments/private investing) since 1985.
Since 1999

                                                 BOARD OF DIRECTORS AND OFFICERS

NAME, AGE, POSITION,
LENGTH OF SERVICE                                              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
JAMES STILLMAN R. MCFADDEN                     Mr. McFadden has been Chief Manager of McFadden Communications, LLC
Age 47, Director,                              (commercial printing) since 2002 and President and Director of 1703, Inc.
Since 1999                                     (restaurant management) since 1998. He also has served as a Director for several private companies since 1997.

W. RANDALL PITTMAN                             Mr. Pittman has been Chief Financial  Officer of Emageon Inc. (healthcare
Age 51,  Director,                             information  systems) since 2002.  From 1999 to 2002, he was Chief Financial
Since 2003                                     Officer of BioCryst  Pharmaceuticals, Inc. (biotechnology). From 1998 to
                                               1999, he was Chief Financial Officer of ScandiPharm, Inc. (pharmaceuticals).
                                               From 1995 to 1998, he served as Senior Vice President - Finance of CaremarkRx
                                               (pharmacy benefit management). From 1983 to 1995, he held various positions with AmSouth Bancorporation (bank holding company), including Executive Vice
                                               President and Controller. He is a Certified Public Accountant, and was with the accounting firm of Ernst & Young, LLP from 1976 to 1983.

MARY S. STONE                                  Ms. Stone has held the Hugh Culverhouse Endowed Chair of Accountancy at the
Age 55, Director,                              University of Alabama, Culverhouse School of Accountancy since 1981. She is
Since 2003                                     also a member of Financial Accounting Standards Advisory Council, AICPA,
                                               Accounting Standards Executive Committee and AACSB International Accounting
                                               Accreditation Committee.

                                                 BOARD OF DIRECTORS AND OFFICERS

NAME, AGE, POSITION,
LENGTH OF SERVICE                                              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
ARCHIE W. WILLIS III                           real estate development consulting) since 1999 and Vice President of
Age 47, Director,                              Community Realty Company (real estate brokerage) since 1999. He was a First
Since 2002                                     Vice President of Morgan Keegan & Company, Inc. from 1991 to 1999. He also has served as a Director of Memphis Telecom, LLC since 2001.
----------------------------------------------------------------------------------------------------------------------------


THE ADDRESS OF EACH  DIRECTOR IS C/O THE FUND,  FIFTY NORTH FRONT  STREET,  21ST
FLOOR, MEMPHIS, TN 38103.

OFFICERS
        --------------------------------------------------------------------------------------------------------------------

                                                               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
NAME, AGE, POSITION,
LENGTH OF SERVICE
----------------------------------------------------------------------------------------------------------------------------

CARTER E. ANTHONY*                             From 2002 to present, Mr. Anthony has served as President and Chief
Age 60, President,                             Investment Officer of Morgan Asset Management, Inc. From 2000 to 2002, he
Since 2003                                     served as Executive Vice President and Director of Capital Management
                                               Group, Regions Financial Corporation. From 1989 to 2000, Mr. Anthony was
                                               Vice President-Trust Investments, National Bank of Commerce.

THOMAS R. GAMBLE*                              Mr. Gamble has been an executive at Regions Financial Corporation since
Age 62, Vice-President,                        1981. He was a Corporate IRA Manager from 2000 to 2001 and a Senior Vice
Since 2003                                     President and Manager of Employee Benefits at the Birmingham Trust
                                               Department of Regions Bank from 1981 to 2000.

                                                 BOARD OF DIRECTORS AND OFFICERS

NAME, AGE, POSITION,
LENGTH OF SERVICE                                              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
JOSEPH C. WELLER*                              Morgan Keegan & Company, Inc. since 1969, Treasurer and Secretary of Morgan
Age 66, Treasurer,                             Keegan & Company, Inc. since 1969 and Executive Managing Director of Morgan
Since 1999                                     Keegan & Company, Inc. since 1969. He also has served as a Director of
                                               Morgan Asset Management, Inc. since 1993.

CHARLES D. MAXWELL*                            Mr. Maxwell has been a Managing Director of Morgan Keegan & Company, Inc.
Age 51, Secretary and Assistant Treasurer,     since 1998 and Assistant Treasurer and Assistant Secretary of Morgan Keegan
Since 1999                                     & Company, Inc. since 1994. He has been Secretary and Treasurer of Morgan
                                               Asset Management, Inc. since 1993. He was Senior Vice President of Morgan
                                               Keegan & Company, Inc. from 1995 to 1997. Mr. Maxwell was also with the accounting firm of Ernst & Young, LLP from 1976 to 1986 and served as a
                                               Senior Manager from 1984 to 1986.

J. THOMPSON WELLER,  SR.*                      Mr. Weller has been a Managing Director and Controller of Morgan Keegan &
Age 40, Assistant Secretary,                   Company,  Inc.  since October 2001. He was Senior Vice President and
Since 2003                                     Controller of Morgan Keegan & Company, Inc. from October 1998 to October
                                               2001, Controller and First Vice President from February 1997 to October 1998,
                                               Controller and Vice President from 1995 to February 1997 and Assistant
                                               Controller from 1992 to 1995.

                                                 BOARD OF DIRECTORS AND OFFICERS

NAME, AGE, POSITION,
LENGTH OF SERVICE                                              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------

DAVID M. GEORGE*                               Management, Inc. and a Senior Vice President of Morgan Keegan & Company,
Age 52, Chief Compliance Officer,              Inc. since August 2004. He was an Assistant Director of Compliance and
Since 2004                                     Senior Vice President of Morgan Keegan & Company, Inc. from April 2002 to
                                               August 2004. He was a Branch Manager and First Vice President of Morgan
                                               Keegan & Company, Inc. from April 2001 to April 2002. He was Branch
                                               Administrative Officer of the Private Client Group and First Vice President
                                               of Morgan Keegan & Company, Inc. from July 1999 to April 2001. He was a
                                               Compliance Administrator and Vice President of Morgan Keegan & Company,
                                               Inc. from August 1995 to July 1999.
----------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS ARE ELECTED AND APPOINTED BY THE BOARD OF DIRECTORS AND HOLD OFFICE UNTIL THEY RESIGN, ARE REMOVED, OR ARE OTHERWISE DISQUALIFIED TO SERVE.

JOSEPH C. WELLER IS THE FATHER OF J. THOMPSON WELLER. THE ADDRESS OF MESSRS. MAXWELL, WELLER, WELLER, AND GEORGE IS FIFTY NORTH FRONT STREET, MEMPHIS, TENNESSEE 38103. THE ADDRESS OF MESSRS. ANTHONY AND GAMBLE IS 417 NORTH 20TH STREET, 15TH FLOOR, BIRMINGHAM, ALABAMA 35203.

                            SUPPLEMENTAL INFORMATION

PRIVACY POLICY NOTICE
                     -----------------------------------------------------------

The Regions Morgan Keegan Funds, their distributor (Morgan Keegan & Company, Inc.) and their agents (referred to as the "Funds," "we" or "us") recognize that consumers (referred to as "you" or "your") expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds' policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

INFORMATION THE FUNDS COLLECT

The Funds collect nonpublic personal information about you from the following sources:

| | We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds' website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

| | We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

| |     We may obtain other  personal  information  from you in connection  with
        providing  you  a  financial  product  or  service.   Examples  of  this
        information include depository, debit or credit account numbers.

INFORMATION SHARING POLICY

The Funds may share the nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

| | We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

                            SUPPLEMENTAL INFORMATION

| | We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

| | We may disclose all of the information we collect, as described above, to companies that perform marketing or other services on our behalf or to other financial institutions with whom we have agreements, for the limited purpose of jointly offering, endorsing or sponsoring a financial product or service. For example, we may share information about you for these limited purposes with the bank, broker-dealer or other financial intermediary through whom you purchased the Funds' products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer's account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds' use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

INFORMATION SECURITY

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers' privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. Each of the following sections explains an aspect of the Funds' commitment to protecting your personal information and respecting your privacy.

                            SUPPLEMENTAL INFORMATION

EMPLOYEE ACCESS TO INFORMATION

All of the Funds' employees must adhere to the Funds' policy on confidentiality. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee's or agent's need to know the information in order to service a customer's account or comply with legal requirements.

VISITING THE FUNDS' WEBSITE

| | The Funds' website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

| |     Information or data entered into a website will be retained.

| | Where registration to a website or re-entering personal information on a website is required, "cookies" are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don't have to resubmit personal information. Cookies provide faster access into the website.

| | We may also collect non-personally identifiable Internet Protocol ("IP") addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-MAIL

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer's request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as Social Security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail

                            SUPPLEMENTAL INFORMATION

to provide you with the necessary forms. You can also use customer service to do so. Call us toll-free at 1-877-757-7424.

SURVEYS/AGGREGATE DATA

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds' planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

CHANGES TO OUR PRIVACY STATEMENT

The Funds reserve the right to modify or remove parts of this privacy statement at any time. Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

                            SUPPLEMENTAL INFORMATION

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                                                --------------------------------

At a Board meeting for Morgan Keegan Select Fund, Inc. (the "Company") held in January 2005, the Board, and separately the Independent Directors, approved an investment advisory agreement ("Agreement") between the Company, on behalf of Regions Morgan Keegan Select LEADER Short Term Bond Fund (the "Fund"), and Morgan Asset Management, Inc. (the "Adviser"). In voting to approve the Agreement, the Board considered the overall fairness of the Agreement and a variety of specific factors, such as: (1) the nature, scope and quality of the services to be provided to the Fund under the Agreement; (2) the investment process, personnel and operations of the Adviser; (3) the Adviser's financial condition; (4) the level of the fee and the overall projected expenses of the Fund and how those compared to other similar funds; (5) the performance of a predecessor fund managed by the Adviser as compared to its peer group and benchmark index; and (6) the projected profitability of the Adviser under the Agreement. The Board did not identify any single factor or information as all-important or controlling.

In this connection, the Board was provided with information addressing key factors the Board customarily considers in evaluating the approval of investment advisory agreements. The Independent Directors were assisted by independent legal counsel during their deliberations.

The Board, in examining the nature and quality of the services provided by the Adviser, considered the Adviser's experience in serving as an investment adviser for funds comparable to the Fund. The Board noted the extensive responsibilities that the Adviser would have as investment adviser to the Fund. In particular, the Board considered that the Adviser would be responsible for making investment decisions on behalf of the Fund, placing all orders for the purchase and sale of investments for the Fund with brokers or dealers, and performing limited administrative functions. The Board also reviewed information regarding the Adviser's investment process and the qualifications and experience of the persons who would serve as portfolio managers of the Fund. In considering the Adviser's financial condition, the Board reviewed financial information regarding the company and its affiliates.

The Board considered the fees that would be payable under the Agreement. The Board also examined the fees that would be paid by the Fund in light of fees paid by comparable funds. The Board further considered that the Adviser had undertaken to waive a portion of the investment advisory fee payable under the Agreement.

                            SUPPLEMENTAL INFORMATION

The Board also considered the performance of the predecessor fund managed by the Adviser. In this connection, the Board considered, among other things, the performance of the predecessor fund relative to its primary benchmark and its selected peer group for the relevant time frame that the Adviser had managed the Fund.

Based on these considerations, the Board concluded that: (1) the Fund was likely to benefit from the nature, quality and extent of the Adviser's services; and
(2) the Adviser has the resources to provide the services and to carry out its responsibilities under the Agreement. The Board also concluded that the Adviser's compensation is fair and reasonable and that the performance of the predecessor fund under the Adviser's management had been reasonable in relation to the performance of its peer group and benchmark. Based on the foregoing, the Board, including the Independent Directors, approved the Agreement with respect to the Fund.

PROXY VOTING POLICIES & RECORD OF VOTING ACTIVITY
                                                  ------------------------------

The Funds vote proxies related to their portfolios' securities according to a set of policies and procedures approved by the Funds' board. A description of the policies and procedures may be obtained, without charge, by calling 800-564-2188 or by visiting the SEC's website at www.sec.gov. You may also view the proxy voting activity for each Fund during the most recent twelve month period ended June 30 by visiting the Funds' website at www.rmkfunds.com.

QUARTERLY REPORTS ON PORTFOLIO HOLDINGS
                                        ----------------------------------------

The Funds file a Form N-Q with the SEC no more than sixty days after the close of the Fund's first and third quarters of their fiscal year. Form N-Q includes a schedule of each Fund's portfolio holdings as of the end of those fiscal quarters. The Funds' Form N-Q filings may be found on the SEC's website at www.sec.gov. The Funds' N-Q filings may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 800-SEC-0330 for information on the operation of the Public Reference Room.

                            SUPPLEMENTAL INFORMATION

INVESTMENT ADVISER                                   LEGAL COUNSEL
Morgan Asset Management, Inc.                        Kirkpatrick & Lockhart Nicholson Graham LLP
417 North 20th Street, 15th Floor                    1800 Massachusetts Avenue, N.W.
Birmingham, AL 35203                                 Washington, D.C. 20036

                                                     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CUSTODIAN                                            PricewaterhouseCoopers LLP
State Street Bank & Trust Company                    Morgan Keegan Tower
108 Myrtle Street                                    50 North Front Street, Suite 1000
Quincy, MA 02171                                     Memphis, TN 38103

DISTRIBUTOR & TRANSFER AGENT*
Morgan Keegan & Company, Inc.
Morgan Keegan Tower
50 North Front Street
Memphis, TN 38103

--------------------------------------------------------------------------------

* BISYS FUND SERVICES OHIO, INC. CURRENTLY SERVES AS THE TRANSFER AGENT FOR THE REGIONS MORGAN KEEGAN SELECT LEADER SHORT TERM BOND FUND.









Shares of the Regions Morgan Keegan Select Funds, like shares of all mutual funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U. S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY THE FUNDS' PROSPECTUS. AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING MONEY. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE INVESTMENT COMPANY CAN BE FOUND IN THE FUNDS' PROSPECTUS. TO OBTAIN A PROSPECTUS, CALL 800-564-2188. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                       REGIONS MORGAN KEEGAN FUND COMPLEX

The Regions Morgan Keegan Fund complex offers mutual funds with a broad variety of investment objectives to meet the financial needs of all types of investors. With more than $5.9 billion in assets, the Fund complex includes six equity funds, two balanced funds, six bond funds, two tax-exempt bond funds, four money market funds and three closed end funds. You may see an overview of each Fund by visiting the Funds' website at www.rmkfunds.com. You may also download each Fund's most recent marketing flyer, prospectus, and annual and semi-annual reports to shareholders.

REGIONS MORGAN KEEGAN SELECT FAMILY OF FUNDS

| |     EQUITY FUNDS
--------------------------------------------------------------------------------

        Regions Morgan Keegan Select Mid Cap Growth Fund Regions Morgan Keegan Select Growth Fund Regions Morgan Keegan Select LEADER Growth Equity Fund Regions Morgan Keegan Select LEADER Growth & Income Fund Regions Morgan Keegan Select Mid Cap Value Fund Regions Morgan Keegan Select Value Fund

| |     BALANCED FUNDS
--------------------------------------------------------------------------------

        Regions Morgan Keegan Select Balanced Fund
        Regions Morgan Keegan Select LEADER Balanced Fund

| |     BOND FUNDS
--------------------------------------------------------------------------------

        Regions Morgan Keegan Select High Income Fund Regions Morgan Keegan Select Intermediate Bond Fund Regions Morgan Keegan Select Fixed Income Fund Regions Morgan Keegan Select LEADER Intermediate Bond Fund Regions Morgan Keegan Select Limited Maturity Fixed Income Fund Regions Morgan Keegan Select LEADER Short Term Bond Fund

| |     TAX-EXEMPT BOND FUNDS
--------------------------------------------------------------------------------

        Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund

| |     MONEY MARKET FUNDS
--------------------------------------------------------------------------------

        Regions Morgan Keegan Select Treasury Money Market Fund
        Regions Morgan Keegan Select Government Money Market Fund
        Regions Morgan Keegan Select LEADER Money Market Fund
        Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund

REGIONS MORGAN KEEGAN CLOSED-END FUNDS
--------------------------------------------------------------------------------

| |     RMK Advantage Income Fund, Inc. (NYSE: RMA)
| |     RMK High Income Fund, Inc. (NYSE: RMH)
| |     RMK Strategic Income Fund, Inc. (NYSE: RSF)

--------------------------------------------------------------------------------


   MORGAN KEEGAN & COMPANY, INC. IS A FULL SERVICE BROKER DEALER THAT PROVIDES PERSONALIZED INVESTMENT SERVICES TO ITS CLIENTS FROM OVER 200 OFFICES IN 18 STATES. PLEASE ACCESS OUR WEBSITE WWW.MORGANKEEGAN.COM TO LOCATE THE MORGAN
   KEEGAN BRANCH NEAREST YOU OR CONTACT US AT 1-800-366-7426. MORGAN KEEGAN & COMPANY, INC. IS A WHOLLY OWNED SUBSIDIARY OF REGIONS FINANCIAL CORPORATION, A
                 REGIONAL FINANCIAL HOLDING COMPANY (NYSE: RF).

                                     ALABAMA

                                    ARKANSAS

                                     FLORIDA

                                     GEORGIA

                                    ILLINOIS

                                     INDIANA

                                      IOWA

                                    KENTUCKY

                                    LOUISIANA

                                  MASSACHUSETTS

                                   MISSISSIPPI

                                    MISSOURI

                                    NEW YORK

                                 NORTH CAROLINA

                                 SOUTH CAROLINA

                                    TENNESSEE

                                      TEXAS

                                    VIRGINIA


                                [GRAPHIC OMITTED]
                                  SELECT FUNDS
                             REGIONS MORGAN KEEGAN

ITEM 2. CODE OF ETHICS.

Morgan Keegan Select Fund, Inc. (the "Fund") has adopted a code of ethics that applies to the Fund's principal executive officer and principal financial officer. The Fund has not made any substantive amendments to its code of ethics during the covered period. The Fund also has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the Fund's code of ethics is filed as an exhibit to this Form N-CSR. The Fund undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when he or she calls the Fund at 1-800-366-7426.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors (the "Board") has  determined  that James Stillman
R. McFadden, W. Randall Pittman and Mary S. Stone are audit committee financial experts, as defined in Item 3 of Form N-CSR, serving on its Audit Committee. Messrs. McFadden and Pittman and Ms. Stone are independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit and Non-Audit Fees
------------------------

The SEC's auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund's independent accountants directly to the Fund and (b) those permissible non-audit services provided by the Fund's independent accountants to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Fund's investment adviser that provides ongoing services to the Fund (the "Affiliated Service Providers"), if the services relate directly to the operations and financial reporting of the Fund.

The tables below set forth for the Fund's fiscal years ended June 30, 2004 and June 30, 2005, respectively, (i) the fees billed by the Fund's independent accountants for all audit and non-audit services provided directly to the Fund;
(ii) the  fees  billed  by the  Fund's  independent  accountants  for  non-audit services provided to the Fund's Affiliated Service Providers for which pre-approval by the Audit Committee was required; and (iii) the aggregate fees billed by the Fund's independent accountants for non-audit services provided to the Fund and its Affiliated Service Providers. During those periods, the Fund's independent accountants did not provide any non-audit services to the Fund's Affiliated Service Providers.

Fees for audit and non-audit services provided directly to the Fund:


                    Audit Fees  Audit-Related Fees($)  Tax Fees   All Other Fees
                    ----------  ---------------------  --------   --------------
Fiscal Year Ended
June 30, 2004       $75,000           $ 3,500           $11,000      $0


Fiscal Year Ended
June 30, 2005       $83,700           $11,000           $13,500      $0

Fees for non-audit services provided to the Fund's Affiliated Service Providers for which pre-approval by the Audit Committee was required:


                    Audit Fees  Audit-Related Fees($)  Tax Fees   All Other Fees
                    ----------  ---------------------  --------   --------------
Fiscal Year Ended
June 30, 2004       $0                $0                $0           $0

Fiscal Year Ended
June 30, 2005       $0                $0                $0           $0

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.


                        Aggregate Non-Audit Fees($)
                        ---------------------------

Fiscal Year Ended
June 30, 2004                   $14,500

Fiscal Year Ended
June 30, 2005                   $24,500

Pre-Approval of Audit and Non-Audit Services
--------------------------------------------


Audit, audit-related and tax compliance services provided to the Fund on an annual basis require pre-approval by the Fund's Audit Committee. The Audit Committee pre-approves these services on a case-by-case basis. As noted above, the Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Any individual project that does not exceed $15,000 may be pre-approved by the chair of the Audit Committee. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 6. SCHEDULE OF INVESTMENTS.

This schedule is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund's Board of Directors, since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
Schedule 14A (17 CFR 240.14a-101), or this Item 10.

ITEM 11. CONTROLS AND PROCEDURES.

       (a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act), the President and Treasurer of the Fund have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Fund is accumulated and communicated to the Fund's management to allow timely decisions regarding required disclosure.

       (b) There has been no change in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.


ITEM 12. EXHIBITS.

       (a) The Code of Ethics pursuant to Item 2 of Form N-CSR is filed herewith.

       (b) The certifications required by Rule 30a-2 under the Act, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

       (c) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Act, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Fund)    Morgan Keegan Select Fund, Inc.
      --------------------------------------------------------------

By (Signature and Title) /s/ Carter E. Anthony
                        --------------------------------------------
                        Carter E. Anthony, President and Principal
                        Executive Officer

Date                    September 7, 2005
    ----------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Act, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.


By (Signature and Title) /s/ Carter E. Anthony
                        -------------------------------------------------
                        Carter E. Anthony, President and Principal
                        Executive Officer

Date                    September 7, 2005
    ---------------------------------------------------------------------


By (Signature and Title) /s/ Joseph C. Weller
                        -------------------------------------------------
                        Joseph C. Weller, Treasurer and Principal
                        Financial Officer

Date                    September 7, 2005
    ---------------------------------------------------------------------